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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(248) 644-8500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FUND

VALUE INVESTING SINCE 1984

ANNUAL REPORT

December 31, 2014

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, Michigan 48170

Schwartz Value Fund

Dear Fellow Shareowner:

The Schwartz Value Fund (the “Fund”) had a disappointing year in 2014, down 4.7% as compared to the benchmark Russell 1000 Index, which was up 13.2%. The Fund significantly lagged the benchmark during the second half of the year, primarily because of several energy related holdings, which are further discussed below. Throughout its 31-year history, the Fund has experienced other periods of short-term underperformance, but always recovered subsequently. As you know, the Fund is a concentrated portfolio that does not resemble a broadly diversified index such as the Russell 1000 and therefore can experience periods of non-correlated returns. The sharp decline in energy stocks during the second half of the year negatively impacted our returns. Today, we believe the Fund is dramatically undervalued and owns several securities that are selling at a significant discount to our estimate of intrinsic value.

The Fund continues to be managed conservatively, as in previous years. We have not changed our value-oriented investment style or disciplined approach. We remain confident in the investment process to identify attractive investments for the Fund. When the market drops sharply, the knee-jerk reaction for some investors is to sell their equity holdings. As stock prices plunge, buying the bargains has always proven to be the best course of action for long-term investors. History shows that to purchase high-quality companies at discounted prices is unquestionably a wise move.

Despite the poor results in 2014, the Fund’s longer term track record compares favorably to the Russell 1000 Index and the S&P 500 Index. The Fund’s 1, 5, and 15-year performance figures are as follows:

	Average Annual Total Returns For Periods Ended 12/31/14
	1 year	5 years	15 years
Schwartz Value Fund	-4.7%	8.2%	7.0%
Russell 1000 Index	13.2%	15.6%	4.6%
S&P 500 Index	13.7%	15.5%	4.2%

Holdings that negatively impacted performance in 2014 were primarily energy-related. Among the biggest decliners were the offshore drillers Atwood Oceanics, Inc., Ensco plc, and Rowan Companies plc. Rosetta Resources, Inc. (oil & gas exploration & production) and Barrick Gold Corporation (natural resource mining) were also weak performers. We began the year with an overweight in the energy sector, based upon the belief that the stocks were undervalued. We did not anticipate the dramatic decline in the price of crude oil late last year, and we underestimated the concomitant negative impact on the Fund’s energy holdings. Despite the recent stock price declines, we remain optimistic about investments in this sector. We believe the Fund’s portfolio companies are well-managed with strong balance sheets, and due to their low-cost production can remain cash-flow positive, even if oil prices remain constrained for an extended period of time. In short, we believe the investments in this sector are in low-risk, high quality companies with excellent recovery potential.

On the positive side, several portfolio holdings appreciated substantially during 2014. Issues that had the most positive impact on performance included Apple, Inc. (consumer technology) up 40%, Apollo Education Group, Inc. (education) up 25%, Barnes & Noble, Inc. (retailing) up 26%, Berkshire Hathaway, Inc. (diversified holding company) up 27%, and Microsoft Corporation (software & services) up 27%.

Long-time shareholders are familiar with our contrarian, value-oriented, fundamental driven, investment philosophy, which is designed to identify shares of well-managed businesses when they are out of favor and offer compelling valuations. We are committed to our investment process and will continue to seek out companies that provide the opportunity for superior investment results over the long-term. Although no guarantees can be made, we believe the risk in the portfolio is low and the upside potential is significant. As frustrating as 2014 was, we’re sticking to our discipline, confident that our investment process is sound, and hopeful that 2015 will be a much better year for the Fund. Accordingly, each of us recently added substantially to our personal holdings of the Schwartz Value Fund.

On December 30, 2014 the Fund paid a $2.1377 per share long-term capital gains distribution. After the distribution, the Fund ended the year with an NAV of $25.06.

Thank you for being a shareholder in the Schwartz Value Fund

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

2

SCHWARTZ VALUE FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
 in Schwartz Value Fund and the Russell 1000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-13 (as disclosed in May 1, 2014 prospectus)	1.47%*
Expense ratio for the year ended 12-31-14	1.46%

*	Includes Acquired Fund Fees and Expenses.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

3

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
1984	11.1%	4.8%	-7.3%	-11.2%	-8.4%	6.1%
1985	21.7%	32.3%	31.1%	31.4%	20.7%	31.6%
1986	16.4%	17.9%	5.7%	7.4%	5.0%	18.7%
1987	-0.6%	2.9%	-8.8%	-5.3%	-10.6%	5.3%
1988	23.1%	17.3%	24.9%	15.4%	15.4%	16.8%
1989	8.3%	30.4%	16.2%	19.3%	11.2%	31.6%
1990	-5.3%	-4.2%	-19.5%	-17.8%	-24.3%	-3.2%
1991	32.0%	33.0%	46.1%	56.8%	27.2%	30.4%
1992	22.7%	8.9%	18.4%	15.5%	7.0%	7.6%
1993	20.5%	10.2%	18.9%	14.7%	10.7%	10.1%
1994	-6.8%	0.4%	-1.8%	-3.2%	-6.0%	1.3%
1995	16.9%	37.8%	28.4%	39.9%	19.3%	37.5%
1996	18.3%	22.5%	16.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	22.4%	21.6%	21.1%	33.4%
1998	-10.4%	27.0%	-2.5%	39.6%	-3.8%	28.6%
1999	-2.5%	20.9%	21.3%	85.6%	-1.4%	21.0%
2000	9.3%	-7.8%	-3.0%	-39.3%	-8.7%	-9.1%
2001	28.1%	-12.5%	2.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.7%	-20.5%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.9%	47.3%	50.0%	37.4%	28.7%
2004	22.6%	11.4%	18.3%	8.6%	11.5%	10.9%
2005	3.8%	6.3%	4.6%	1.4%	2.0%	4.9%
2006	14.3%	15.5%	18.4%	9.5%	11.0%	15.8%
2007	-11.1%	5.8%	-1.6%	10.6%	-3.8%	5.5%
2008	-35.9%	-37.6%	-33.8%	-40.0%	-48.7%	-37.0%
2009	34.8%	28.4%	27.2%	45.3%	36.8%	26.5%
2010	12.0%	16.1%	26.9%	18.0%	20.5%	15.1%
2011	5.6%	1.5%	-4.2%	-0.8%	-11.4%	2.1%
2012	5.4%	16.4%	16.4%	17.5%	9.5%	16.0%
2013	24.7%	33.1%	38.8%	40.1%	35.5%	32.4%
2014	-4.7%	13.2%	4.9%	14.8%	2.7%	13.7%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends for the years ended 1984-2006. Effective 2007, the returns include dividends.

(c)	Excluding dividends.

4

SCHWARTZ VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
3 Years	7.8%	20.6%	19.2%	23.6%	15.1%	20.4%
5 Years	8.2%	15.6%	15.6%	17.2%	10.2%	15.5%
10 Years	3.0%	8.0%	7.8%	8.1%	2.2%	7.7%
15 Years	7.0%	4.6%	7.4%	1.0%	1.0%	4.2%
31 Years	9.2%	11.2%	9.7%	9.6%	3.1%	11.2%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends for the years ended 1984-2006. Effective 2007, the returns include dividends.

(c)	Excluding dividends.

5

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$2,115,000	7.5%
3,073	Biglari Holdings, Inc.	1,227,694	4.4%
60,000	Goldcorp, Inc.	1,111,200	4.0%
25,000	Avnet, Inc.	1,075,500	3.8%
70,000	Ocwen Financial Corporation	1,057,000	3.8%
35,000	Liberty Interactive Corporation - Series A	1,029,700	3.7%
34,000	Ensco plc - Class A	1,018,300	3.6%
9,000	Apple, Inc.	993,420	3.5%
15,000	National Oilwell Varco, Inc.	982,950	3.5%
40,000	Barnes & Noble, Inc.	928,800	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.9%
Energy	18.9%
Financials	21.5%
Health Care	2.5%
Information Technology	19.1%
Materials	5.1%
Warrants	2.2%
Open-End Funds	0.0	%(a)
Money Market Funds, Liabilities in Excess of Other Assets	12.8%
	100.0%

(a)	Percentage rounds to less than 0.1%.

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 85.0%	Shares	Market Value
Consumer Discretionary — 17.9%
Diversified Consumer Services — 3.0%
Apollo Education Group, Inc. *	25,000	$852,750

Hotels, Restaurants & Leisure — 4.4%
Biglari Holdings, Inc. *	3,073	1,227,694

Internet & Catalog Retail — 4.3%
Liberty Interactive Corporation - Series A *	35,000	1,029,700
Liberty Ventures - Series A *	4,975	187,657
		1,217,357
Specialty Retail — 6.2%
Barnes & Noble, Inc. *	40,000	928,800
Bed Bath & Beyond, Inc. *	1,000	76,170
Rent-A-Center, Inc.	20,000	726,400
		1,731,370
Energy — 18.9%
Energy Equipment & Services — 14.6%
Atwood Oceanics, Inc. *	31,000	879,470
Ensco plc - Class A	34,000	1,018,300
National Oilwell Varco, Inc.	15,000	982,950
Rowan Companies plc - Class A	30,000	699,600
Schlumberger Limited	6,000	512,460
		4,092,780
Oil, Gas & Consumable Fuels — 4.3%
Apache Corporation	6,000	376,020
Devon Energy Corporation	10,000	612,100
Rosetta Resources, Inc. *	10,000	223,100
		1,211,220
Financials — 21.5%
Capital Markets — 2.9%
Bank of New York Mellon Corporation (The)	20,000	811,400

Diversified Financial Services — 2.2%
Western Union Company (The)	35,000	626,850

Insurance — 12.6%
Berkshire Hathaway, Inc. - Class A *	4	904,000
Progressive Corporation (The)	20,000	539,800
Unico American Corporation *	180,000	2,115,000
		3,558,800
Thrifts & Mortgage Finance — 3.8%
Ocwen Financial Corporation *	70,000	1,057,000

7

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.0% (Continued)	Shares	Market Value
Health Care — 2.5%
Pharmaceuticals — 2.5%
Valeant Pharmaceuticals International, Inc. *	5,000	$715,550

Information Technology — 19.1%
Communications Equipment — 2.3%
Cisco Systems, Inc.	23,000	639,745

Electronic Equipment, Instruments & Components — 5.5%
Avnet, Inc.	25,000	1,075,500
Knowles Corporation *	20,000	471,000
		1,546,500
IT Services — 2.3%
Teradata Corporation *	15,000	655,200

Software — 3.1%
ANSYS, Inc. *	5,000	410,000
Microsoft Corporation	10,000	464,500
		874,500
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	9,000	993,420
EMC Corporation	22,000	654,280
		1,647,700
Materials — 5.1%
Metals & Mining — 5.1%
Barrick Gold Corporation	30,000	322,500
Goldcorp, Inc.	60,000	1,111,200
		1,433,700

Total Common Stocks (Cost $20,026,706)		$23,900,116

8

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

WARRANTS — 2.2%	Shares	Market Value
Financials — 2.2%
Banks — 2.2%
PNC Financial Services Group, Inc. (The) * (Cost $437,198)	25,000	$623,750

OPEN-END FUNDS — 0.0% (a)	Shares	Market Value
Sequoia Fund, Inc. * (Cost $8,576)	64	$15,073

MONEY MARKET FUNDS — 13.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,346,379	$1,346,379
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,346,379	1,346,379
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	1,216,212	1,216,212
Total Money Market Funds (Cost $3,908,970)		$3,908,970

Total Investments at Market Value — 101.1% (Cost $24,381,450)		$28,447,909

Liabilities in Excess of Other Assets — (1.1%)		(319,348)

Net Assets — 100.0%		$28,128,561

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of December 31, 2014.

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investments, at market value (cost of $24,381,450) (Note 1)	$28,447,909
Receivable for securities sold	1,895,536
Receivable for capital shares sold	52,012
Dividends receivable	9,757
Other assets	5,724
TOTAL ASSETS	30,410,938

LIABILITIES
Payable for securities purchased	2,198,117
Payable to Adviser (Note 2)	69,347
Payable to administrator (Note 2)	3,229
Other accrued expenses	11,684
TOTAL LIABILITIES	2,282,377

NET ASSETS	$28,128,561

NET ASSETS CONSIST OF:
Paid-in capital	$24,062,102
Net unrealized appreciation on investments	4,066,459
NET ASSETS	$28,128,561

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,122,298

Net asset value, offering price and redemption price per share (Note 1)	$25.06

See notes to financial statements.

10

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,888)	$364,339

EXPENSES
Investment advisory fees (Note 2)	292,954
Administration, accounting and transfer agent fees (Note 2)	41,620
Trustees’ fees and expenses (Note 2)	34,933
Legal and audit fees	31,085
Registration and filing fees	16,033
Custodian and bank service fees	7,027
Printing of shareholder reports	5,187
Postage and supplies	4,156
Compliance service fees and expenses (Note 2)	1,627
Insurance expense	1,453
Other expenses	13,193
TOTAL EXPENSES	449,268

NET INVESTMENT LOSS	(84,929)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,215,476
Net change in unrealized appreciation/depreciation on investments	(3,554,000)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,338,524)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,423,453)

See notes to financial statements.

11

SCHWARTZ VALUE FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(84,929)	$(43,290)
Net realized gains from security transactions	2,215,476	2,262,489
Net realized gains from in-kind redemptions (Note 1)	—	1,247,364
Net change in unrealized appreciation/depreciation on investments	(3,554,000)	3,664,716
Net increase (decrease) in net assets resulting from operations	(1,423,453)	7,131,279

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(2,215,542)	(579,393)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	312,911	1,580,993
Reinvestment of distributions to shareholders	2,116,221	526,246
Payments for shares redeemed	(2,691,911)	(7,202,098)
Net decrease in net assets from capital share transactions	(262,779)	(5,094,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,901,774)	1,457,027

NET ASSETS
Beginning of year	32,030,335	30,573,308
End of year	$28,128,561	$32,030,335

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	11,229	62,146
Shares issued in reinvestment of distributions to shareholders	84,077	18,523
Shares redeemed	(95,192)	(270,322)
Net increase (decrease) in shares outstanding	114	(189,653)
Shares outstanding, beginning of year	1,122,184	1,311,837
Shares outstanding, end of year	1,122,298	1,122,184

See notes to financial statements.

12

SCHWARTZ VALUE FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010
Net asset value at beginning of year	$28.54	$23.31	$22.33	$21.21	$19.04

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.04)	0.23	0.07	0.11
Net realized and unrealized gains (losses) on investments	(1.26)	5.80	0.98	1.12	2.17
Total from investment operations	(1.34)	5.76	1.21	1.19	2.28

Less distributions:
From net investment income	—	—	(0.23)	(0.07)	(0.11)
From net realized gains on investments	(2.14)	(0.53)	—	—	—
Total distributions	(2.14)	(0.53)	(0.23)	(0.07)	(0.11)

Net asset value at end of year	$25.06	$28.54	$23.31	$22.33	$21.21

Total return (a)	(4.7%)	24.7%	5.4%	5.6%	12.0%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$28,129	$32,030	$30,573	$36,654	$35,161

Ratio of expenses to average net assets	1.46%	1.45%	1.41%	1.38%	1.43%

Ratio of net investment income (loss) to average net assets	(0.28%)	(0.13%)	0.90%	0.32%	0.52%

Portfolio turnover rate	72%	57%	62%	75%	69%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs

•  Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$23,900,116	$—	$—	$23,900,116
Warrants	623,750	—	—	623,750
Open-End Funds	15,073	—	—	15,073
Money Market Funds	3,908,970	—	—	3,908,970
Total	$28,447,909	$—	$—	$28,447,909

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of December 31, 2014, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of December 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2014:

Federal income tax cost	$24,381,450
Gross unrealized appreciation	$5,535,080
Gross unrealized depreciation	(1,468,621)
Net unrealized appreciation	4,066,459
Accumulated earnings	$4,066,459

During the year ended December 31, 2013, the Fund realized $1,247,364 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

During the year ended December 31, 2014, the Fund reclassified $66 of distributions in excess of net realized gains and $84,929 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and distributions of net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2014 and 2013 was long-term capital gains.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $26,000 (except that such fee is $32,000 for the Lead Independent Trustee and $13,000 for any Trustee Emeritus), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees (except that such fee is $2,375 for any Independent Trustee Emeritus), plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2015, each Independent Trustee will receive from the Trust an annual retainer of $30,000 (except that such fee is $38,000 for the Lead Independent Trustee and $15,000 for any Independent Trustee Emeritus), payable quarterly, and a fee of $5,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,750 for any Independent Trustee Emeritus), plus reimbursement of travel and other expenses incurred in attending meetings.

17

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

3.Investment Transactions

During the year ended December 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $19,603,760 and $22,959,406, respectively.

4.Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no events other than those disclosed in Note 2.

18

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the “Fund”), a series of Schwartz Investment Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
 February 17, 2015

19

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
**	John E. Barnds	801 W. Ann Arbor Trail Plymouth, MI	1932	Trustee Emeritus	Since 2005
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

**	Effective January 1, 2014, Mr. Barnds moved to “Emeritus” status.

20

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Executive Vice President of Major League Baseball.

Richard L. Platte, Jr., CFA is President of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP is Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

21

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2014) and held until the end of the period (December 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$897.30	$6.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	$7.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.44% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INVESTMENT PHILOSOPHY (Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions paid by the Fund during the year ended December 31, 2014. On December 30, 2014, the Fund declared and paid a long-term capital gain distribution of $2.1377 per share. The long-term capital gain distribution of $2.1377 may be subject to a maximum tax rate of 23.8%. Early in 2015, as required by federal regulations, shareholders received notification of their portion of the Fund’s taxable capital gain distribution paid during the 2014 calendar year.

23

Schwartz Value Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emeritus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Fellow Shareholders of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Catholic Advisory Board member, Larry Kudlow, recently passed on to me some interesting data, which he pulled out of Congressional Budget Office (CBO) statistics. According to the CBO, a 1% increase in annual GDP growth would translate to a $3 trillion reduction in the budget deficit over the next 10 years. GDP growth over the last 5 years has averaged 2.3% per annum. If that were to rise to 3.3%, the historical post WWII norm, enormous incremental tax revenues would flow into the Treasury. In other words, just normal growth would materially improve prosperity for millions. It would also reduce some entitlement spending, because of diminished demand for food stamps, welfare, disability payments, etc. (Obamacare and Medicaid might even seem less onerous). As Kudlow has been preaching for years, economic growth is critically important to prosperity and happiness of the citizenry, particularly low and middle-income earners. The current Administration has never had an appreciation for this, as they have implemented a variety of failed tax, spending, “stimulus”, and social engineering schemes. Policy has focused on government “fixes” at great cost to overall economic health and vitality.

Speaking of taxes and spending, I’m reminded of a quote by the great Winston Churchill:

“A nation trying to tax itself into prosperity is like a man standing in a bucket and trying to lift himself up by the handles.”

It just doesn’t work! And even some Democrats are starting to realize it. Those enlightened Democrats along with a now solid Republican (pro-life) Congress, have an excellent opportunity to delay, reduce or even reverse some of Obama’s socialism and oppressive regulations. The result could be improved economic growth leading to more business, consumer and investor confidence.

The six-year bull market has prompted some shareholders to ask, “How long can this bull market last?” The answer is – we don’t know, and neither does anyone else. For many years, I’ve opined that if anyone tells you they know the future short-term direction of the stock market, they are very naïve, or they think you are. Long-term is a different story — it’s up. Despite all the problems domestic and international, social, religious and political, the U.S. economy, based on capitalism, democracy, freedom and property rights, is a magical mechanism. It creates jobs, prosperity and wealth for multitudes. It’s the greatest system ever devised.

Respectfully,

George P. Schwartz, CFA
Chairman & President

December 31, 2014

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
 TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	11
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	18
Performance	20
Annual Total Rates of Return Comparison with Major Indices	21
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32

Ave Maria World Equity Fund:
Portfolio Manager Commentary	35
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41
Summary of Common Stocks by Country	44

Ave Maria Bond Fund:
Portfolio Manager Commentary	45
Performance	47
Annual Total Rates of Return Comparison with Major Indices	48
Ten Largest Holdings	49
Asset Allocation	49
Schedule of Investments	50

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	55

Statements of Operations	57

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	59
Ave Maria Growth Fund	60
Ave Maria Rising Dividend Fund	61
Ave Maria Opportunity Fund	62
Ave Maria World Equity Fund	63
Ave Maria Bond Fund	64

Financial Highlights:
Ave Maria Catholic Values Fund	65
Ave Maria Growth Fund	66
Ave Maria Rising Dividend Fund	67
Ave Maria Opportunity Fund	68
Ave Maria World Equity Fund	69
Ave Maria Bond Fund	70

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	82

Board of Trustees and Executive Officers	83

Catholic Advisory Board	85

About Your Funds’ Expenses	86

Federal Tax Information	88

Other Information	89

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return for the year ended December 31, 2014 of 2.86% compared to 13.69% for the S&P 500 Index. Since inception on May 1, 2001, the Fund’s return verses its benchmark is:

	Since 5-01-01 Inception through 12-31-14 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	172.66%	7.61%
S&P 500 Index	113.07%	5.69%

The 13.69% gain for the S&P 500 Index last year was impressive considering this marked the sixth consecutive year of positive returns for the Index. Such a long run of up years is rare and the composition of the return was peculiar in some ways. For instance, two of the best performing industry groups were utilities and real estate investment trusts, each with returns in excess of 20%. Both are considered “defensive” and normally underperform in up markets. Neither industry had particularly strong earnings growth, but yield-starved investors flocked to them as the Federal Reserve delayed raising rates in yet another year of sluggish economic growth and low inflation. Investors were also starved for rapid growth companies, and in some cases, aggressively bid up the stocks of companies. The five best performing stocks in the Index contributed almost 20% of the return last year with Apple, Inc. alone providing almost half of that. Value investors, especially those with a contrarian bent, like the Fund, did not participate fully in the market’s rise. Our investment approach of buying high-quality companies when their stocks are out of favor was ineffective last year, but should provide attractive returns over the long-run, as exhibited by the Fund’s outperformance since inception.

Consistent with our long-term investment approach, three of this year’s largest contributors to the Fund’s positive performance were repeats from last year: Covidien plc (Medical Devices) which appreciated over 53%, partly on the strength of a buyout offer from Medtronic, Inc.; Advance Auto Parts, Inc. (Auto Parts Retail), as the company began to realize synergies from its strategic acquisition of General Auto Parts; and Hewlett-Packard Company (Technology) which continues to stabilize revenues and improve free cash flow. Hewlett-Packard also announced its intention to split the company into two parts in order to optimize the business strategies for each. Lowe’s Companies, Inc. (Home Improvement Retail), a beneficiary of the ongoing housing recovery, repeated as a positive contributor for the third straight year; and EMC Corporation (Technology) was up 20% with improved prospects for renewed earnings growth.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Negatively affecting performance last year were two retailers: Coach, Inc. (Luxury Retail) and GNC Holdings, Inc. (Nutritional Supplements); and three energy related companies: Fluor Corporation (Engineering & Construction), Peabody Energy Corporation (Coal), and Halliburton Company (Energy Services). We gave up on Coach, Inc. and sold the stock, believing the company’s turnaround was in doubt. On the other hand, GNC appears on the road to recovery with new management with a sound marketing strategy. The energy companies were all hurt by the dramatic price decline in crude oil and natural gas in the second half of the year. We believe that supply and demand factors will gradually result in both commodity and stock prices moving to higher levels. Thankfully, the very high quality and financial strength of the companies in the Fund’s portfolio will likely help them weather the storm and enjoy profitable growth.

In the second half of 2014, we also sold Gentex Corporation (Auto Parts Manufacturing), and Stryker Corporation (Medical Devices), which reached our estimates of their intrinsic values. There were six new purchases during this time. Subsequent to the Fund’s purchase, PetSmart, Inc. (Pet Supplies Retail) announced its sale to private equity investors at a premium to our cost. We purchased shares of Baker Hughes, Inc., which is being bought out by Halliburton Company. The combined companies should enjoy a stronger position in the competitive oil service industry. Meadowbrook Insurance Group, Inc. was added to the portfolio at a deep discount to its book value, and recently received a cash buyout offer from a larger insurance company at a price 40% above our cost. Valeant Pharmaceuticals International, Inc. (Health Care Products) was purchased on the strength of its free cash generation and highly regarded management. We bought Constellium N.V. (Aluminum Fabrication) after its substantial price decline stemming from concerns over its recent acquisition. That acquisition should eventually provide a very profitable entry into the high-growth aluminum auto body sheet business. Finally, we bought shares of ANSYS, Inc. (Engineering Simulation), a leading provider of sophisticated simulation software for product testing and development. All of these new investments meet the Ave Maria Funds’ moral screens.

We believe the investments in high-quality companies trading at a discount to our intrinsic value positions the Fund to perform well, especially if the economic expansion continues in 2015.

Thank you for being a shareholder.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Catholic Values Fund, the S&P 500 Index,
and the S&P 400 MidCap Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-13 (as disclosed in May 1, 2014 prospectus)	1.43%*
Expense ratio for the year ended 12-31-14	1.29%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
2001(a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	10.6%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.0%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	45.3%	36.8%
2010	20.5%	15.1%	26.7%	26.3%	18.0%	20.5%
2011	-1.3%	2.1%	-1.7%	1.0%	-0.8%	-11.4%
2012	13.3%	16.0%	17.9%	16.3%	17.5%	9.5%
2013	26.2%	32.4%	33.5%	41.3%	40.1%	35.5%
2014	2.9%	13.7%	9.8%	5.8%	14.8%	2.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
3 Years	13.8%	20.4%	20.0%	20.2%	23.6%	15.1%
5 Years	11.9%	15.5%	16.5%	17.3%	17.2%	10.2%
10 Years	5.8%	7.7%	9.7%	9.0%	8.1%	2.2%
Since Inception (d)	7.6%	5.7%	9.4%	9.9%	5.9%	1.7%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Excluding dividends for the years ended 2001-2006. Effective 2007 the returns include dividends.

(c)	Excluding dividends.

(d)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2014.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
250,000	GNC Holdings, Inc. - Class A	$11,740,000	4.8%
145,000	Lowe's Companies, Inc.	9,976,000	4.0%
300,000	EMC Corporation	8,922,000	3.6%
80,000	Covidien plc	8,182,400	3.3%
500,000	Chico's FAS, Inc.	8,105,000	3.3%
185,000	Teradata Corporation	8,080,800	3.3%
70,000	United Technologies Corporation	8,050,000	3.3%
50,000	Advance Auto Parts, Inc.	7,964,000	3.2%
175,000	Abbott Laboratories	7,878,500	3.2%
330,000	Barnes & Noble, Inc.	7,662,600	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	26.6%
Energy	12.7%
Financials	16.8%
Health Care	12.9%
Industrials	7.4%
Information Technology	16.4%
Materials	3.0%
Warrants	1.2%
Exchange-Traded Funds	1.4%
Money Market Funds, Liabilities in Excess of Other Assets	1.6%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 95.8%	Shares	Market Value
Consumer Discretionary — 26.6%
Diversified Consumer Services — 2.1%
Apollo Education Group, Inc. *	150,000	$5,116,500

Household Durables — 2.6%
PulteGroup, Inc.	300,000	6,438,000

Specialty Retail — 19.1%
Advance Auto Parts, Inc.	50,000	7,964,000
Barnes & Noble, Inc. *	330,000	7,662,600
Chico's FAS, Inc.	500,000	8,105,000
GNC Holdings, Inc. - Class A	250,000	11,740,000
Lowe's Companies, Inc.	145,000	9,976,000
PetSmart, Inc.	20,000	1,625,900
		47,073,500
Textiles, Apparel & Luxury Goods — 2.8%
Crocs, Inc. *	225,000	2,810,250
VF Corporation	55,000	4,119,500
		6,929,750
Energy — 12.7%
Energy Equipment & Services — 3.7%
Baker Hughes Incorporated	40,000	2,242,800
Halliburton Company	145,000	5,702,850
Rowan Companies plc - Class A	50,000	1,166,000
		9,111,650
Oil, Gas & Consumable Fuels — 9.0%
Anadarko Petroleum Corporation	80,000	6,600,000
Devon Energy Corporation	60,000	3,672,600
Peabody Energy Corporation	450,000	3,483,000
Phillips 66	80,000	5,736,000
Range Resources Corporation	50,000	2,672,500
		22,164,100
Financials — 16.8%
Banks — 4.5%
PNC Financial Services Group, Inc. (The)	65,000	5,929,950
U.S. Bancorp	115,000	5,169,250
		11,099,200
Capital Markets — 1.8%
Federated Investors, Inc. - Class B	130,000	4,280,900

Diversified Financial Services — 2.9%
Western Union Company (The)	400,000	7,164,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.8% (Continued)	Shares	Market Value
Financials — 16.8% (Continued)
Insurance — 6.6%
Alleghany Corporation *	7,500	$3,476,250
Meadowbrook Insurance Group, Inc.	505,315	4,274,965
Reinsurance Group of America, Inc.	60,000	5,257,200
Unico American Corporation * #	282,945	3,324,604
		16,333,019
Real Estate Management & Development — 1.0%
Kennedy-Wilson Holdings, Inc.	100,000	2,530,000

Health Care — 12.9%
Health Care Equipment & Supplies — 10.5%
Abbott Laboratories	175,000	7,878,500
Covidien plc	80,000	8,182,400
St. Jude Medical, Inc.	100,000	6,503,000
Varian Medical Systems, Inc. *	40,000	3,460,400
		26,024,300
Life Sciences Tools & Services — 0.9%
Waters Corporation *	20,000	2,254,400

Pharmaceuticals — 1.5%
Valeant Pharmaceuticals International, Inc. *	25,000	3,577,750

Industrials — 7.4%
Aerospace & Defense — 3.3%
United Technologies Corporation	70,000	8,050,000

Construction & Engineering — 2.4%
Fluor Corporation	100,000	6,063,000

Machinery — 1.7%
Caterpillar, Inc.	45,000	4,118,850

Information Technology — 16.4%
Electronic Equipment, Instruments & Components — 2.8%
Knowles Corporation *	300,000	7,065,000

IT Services — 5.1%
Accenture plc - Class A	50,000	4,465,500
Teradata Corporation *	185,000	8,080,800
		12,546,300
Software — 2.5%
ANSYS, Inc. *	75,000	6,150,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.8% (Continued)	Shares	Market Value
Information Technology — 16.4% (Continued)
Technology Hardware, Storage & Peripherals — 6.0%
EMC Corporation	300,000	$8,922,000
Hewlett-Packard Company	150,000	6,019,500
		14,941,500
Materials — 3.0%
Chemicals — 1.8%
FMC Corporation	80,000	4,562,400

Metals & Mining — 1.2%
Constellium N.V. - Class A *	175,000	2,875,250

Total Common Stocks (Cost $173,359,433)		$236,469,369

WARRANTS — 1.2%	Shares	Market Value
Financials — 1.2%
Banks — 1.2%
PNC Financial Services Group, Inc. (The) * (Cost $2,147,162)	120,000	$2,994,000

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Market Value
iShares Gold Trust * (Cost $5,052,793)	300,000	$3,432,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $4,281,123)	4,281,123	$4,281,123

Total Investments at Market Value — 100.2% (Cost $184,840,511)		$247,176,492

Liabilities in Excess of Other Assets — (0.2%)		(386,914)

Net Assets — 100.0%		$246,789,578

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the fourth quarter of 2014, the Ave Maria Growth Fund (the “Fund”) had a total return of 8.33% compared to 4.93% for the S&P 500 Index. For the year, the Fund was up 7.50% vs. 13.69% for the S&P 500 Index.

Investment performance is always the product of numerous factors, but the two principal reasons the Fund underperformed the market in 2014 were: an overweighting of industrials, which generally lagged the market and less than ideal stock selection in the information technology sector. In terms of individual stocks’ impact upon returns, the greatest positive contribution came from Amgen, Inc. (biotech pharmaceutical), Ross Stores, Inc. (discount retailer), and C.H. Robinson Worldwide, Inc. (logistics services). Negatively affecting performance were: Coach, Inc. (luxury leather goods), Precision Castparts Corporation (aerospace and industrial components), and Occidental Petroleum Corporation (oil). We gave up on Coach, Inc., and sold the stock believing that the company’s turnaround strategy would be protracted and entailed significant execution risk. Regarding Precision Castparts Corporation and Occidental Petroleum Corporation, the long-term outlook remains favorable, so we took advantage of lower stock prices to add to the positions.

The portfolio is composed of businesses with high profit margins, above–average prospects for growth and high returns on capital. The average return on equity of the Fund’s holdings as of year-end was 18.3% vs. 14.3% for the S&P 500 Index. Importantly, this superior performance of these exceptional companies was achieved with below-average debt leverage.

For the year ended December 31, 2014, portfolio turnover was 36% vs. 18% in 2013. Even though we strive to keep portfolio turnover low, if a stock price meets or exceeds our estimate of the company’s intrinsic value, we sell the stock and redeploy the proceeds into other issues which we believe are undervalued. After six years of a bull market, a number of individual stocks rose in price to our estimate of their intrinsic value, and substantial profits were realized when those issues were liquidated.

We don’t pretend to know the near-term direction of stock prices, but we remain confident that our disciplined approach to purchasing stocks of great companies at attractive prices will continue to produce favorable returns over the long run.

Your participation in the Ave Maria Growth Fund is appreciated.

With best regards,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-13 (as disclosed in May 1, 2014 prospectus)	1.44%*
Expense ratio for the year ended 12-31-14	1.28%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003(a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	17.5%	20.4%
5 Years	15.6%	15.5%
10 Years	8.7%	7.7%
Since Inception (b)	11.2%	9.4%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2014.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
145,000	Ross Stores, Inc.	$13,667,700	4.5%
241,400	Cognizant Technology Solutions Corporation - Class A	12,712,124	4.2%
75,000	Polaris Industries, Inc.	11,343,000	3.7%
130,000	MasterCard, Inc. - Class A	11,200,800	3.7%
125,000	ANSYS, Inc.	10,250,000	3.4%
120,000	Schlumberger Limited	10,249,200	3.4%
192,600	AMETEK, Inc.	10,136,538	3.3%
60,000	C.R. Bard, Inc.	9,997,200	3.3%
270,000	Copart, Inc.	9,852,300	3.2%
109,400	Accenture plc - Class A	9,770,514	3.2%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	16.0%
Consumer Staples	3.0%
Energy	6.4%
Financials	3.7%
Health Care	19.1%
Industrials	30.2%
Information Technology	17.3%
Money Market Funds, Liabilities in Excess of Other Assets	4.3%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 95.7%	Shares	Market Value
Consumer Discretionary — 16.0%
Hotels, Restaurants & Leisure — 0.5%
Cracker Barrel Old Country Store, Inc.	10,000	$1,407,600

Leisure Products — 3.7%
Polaris Industries, Inc.	75,000	11,343,000

Specialty Retail — 9.6%
Buckle, Inc. (The)	150,000	7,878,000
PetSmart, Inc.	50,000	4,064,750
Ross Stores, Inc.	145,000	13,667,700
TJX Companies, Inc. (The)	50,000	3,429,000
		29,039,450
Textiles, Apparel & Luxury Goods — 2.2%
Wolverine World Wide, Inc.	230,000	6,778,100

Consumer Staples — 3.0%
Food Products — 3.0%
McCormick & Company, Inc.	122,200	9,079,460

Energy — 6.4%
Energy Equipment & Services — 3.4%
Schlumberger Limited	120,000	10,249,200

Oil, Gas & Consumable Fuels — 3.0%
Occidental Petroleum Corporation	115,000	9,270,150

Financials — 3.7%
Diversified Financial Services — 3.7%
MasterCard, Inc. - Class A	130,000	11,200,800

Health Care — 19.1%
Biotechnology — 3.2%
Amgen, Inc.	60,000	9,557,400

Health Care Equipment & Supplies — 10.6%
Abbott Laboratories	215,000	9,679,300
C.R. Bard, Inc.	60,000	9,997,200
Medtronic, Inc.	40,000	2,888,000
Varian Medical Systems, Inc. *	112,000	9,689,120
		32,253,620
Health Care Providers & Services — 3.2%
Laboratory Corporation of America Holdings *	90,000	9,711,000

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Market Value
Health Care — 19.1% (Continued)
Pharmaceuticals — 2.1%
Valeant Pharmaceuticals International, Inc. *	45,000	$6,439,950

Industrials — 30.2%
Aerospace & Defense — 3.2%
Precision Castparts Corporation	40,000	9,635,200

Air Freight & Logistics — 5.3%
C.H. Robinson Worldwide, Inc.	130,000	9,735,700
Expeditors International of Washington, Inc.	145,000	6,468,450
		16,204,150
Commercial Services & Supplies — 5.8%
Copart, Inc. *	270,000	9,852,300
Rollins, Inc.	240,000	7,944,000
		17,796,300
Electrical Equipment — 3.3%
AMETEK, Inc.	192,600	10,136,538

Industrial Conglomerates — 2.9%
Danaher Corporation	101,500	8,699,565

Machinery — 9.7%
Colfax Corporation *	100,000	5,157,000
Donaldson Company, Inc.	175,000	6,760,250
Graco, Inc.	120,000	9,621,600
Toro Company (The)	125,000	7,976,250
		29,515,100
Information Technology — 17.3%
Communications Equipment — 2.4%
QUALCOMM, Incorporated	100,000	7,433,000

IT Services — 9.8%
Accenture plc - Class A	109,400	9,770,514
Cognizant Technology Solutions Corporation - Class A *	241,400	12,712,124
Teradata Corporation *	165,000	7,207,200
		29,689,838
Semiconductors & Semiconductor Equipment — 1.7%
Altera Corporation	140,000	5,171,600

Software — 3.4%
ANSYS, Inc. *	125,000	10,250,000

Total Common Stocks (Cost $190,251,870)		$290,861,021

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 4.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $13,318,333)	13,318,333	$13,318,333

Total Investments at Market Value — 100.1% (Cost $203,570,203)		$304,179,354

Liabilities in Excess of Other Assets — (0.1%)		(339,155)

Net Assets — 100.0%		$303,840,199

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

The total return for the Ave Maria Rising Dividend Fund (the “Fund”) for 2014 was 9.28% vs. 13.69% for the S&P 500 Index. The strongest contributions to return came from Covidien plc (healthcare products); Ross Stores, Inc. (discount retailer); Intel Corporation (integrated circuits); and Lowe’s Companies, Inc. (building products retailer). The greatest drags on performance were Coach, Inc. (luxury leather goods); Tupperware Brands Corporation (consumer products); Halliburton Company (energy services); and Occidental Petroleum Corporation (oil and natural gas producer). On a fundamental basis, our companies continued to perform well during the year, with nearly 90% of them increasing their dividend during the year.

As managers of a rising dividend fund, we fully appreciate the role of dividends in rewarding investors for the use of their capital. Complementing dividends as a method for generating shareholder returns, are share repurchases. When a company repurchases its own shares in the open market, management reduces the number of shares outstanding and increases remaining shareholders’ proportionate interest. This can increase the intrinsic value of remaining shares, if shares are not repurchased at an excessively high price. It would be a generalization to say that share repurchases are universally good or universally bad. It all depends upon the price at which shares are repurchased.

Unfortunately, too many U.S. corporations repurchase shares during the economically fat times and suspend purchase activity during economically lean times. This means that they are generally most active when stock prices are at their highest and least active when share prices are at their lowest. Roughly put, this equates to an investor buying high and selling low. Not a very productive strategy. So we applaud the managements of our companies when they repurchase shares at depressed prices, and we applaud them even more when they raise the dividend again.

In a few months, the Fund will be 10 years old, having commenced operations in May, 2005. Since inception, the return for the Fund was 9.88% compounded annually. (This compares with 8.36% for the S&P 500 Index.) It’s noteworthy, in light of the fact that this period spanned the “great recession” and the super bear market of 2008 when the S&P 500 Index was down 37.0%, while the Fund was down only 22.8%. (Fortunately, the Fund has recovered from those levels.) Through it all, many of our portfolio companies continued to grow, prosper and compound value for shareholders, returning some of that value in the form of a rising stream of dividends. The future, as always, remains

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

uncertain; but we will continue to search out and invest in companies that have a demonstrated ability to thrive not only during the good times, but the challenging ones, as well.

We appreciate your participation in the Ave Maria Rising Dividend Fund.

Sincerely,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2014.

Expense ratio as of 12-31-13 (as disclosed in May 1, 2014 prospectus)	0.98%*
Expense ratio for the year ended 12-31-14	0.92%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005(a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%
2014	9.3%	13.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	18.6%	20.4%
5 Years	15.5%	15.5%
Since Inception (b)	9.9%	8.4%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2014.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
385,000	Ross Stores, Inc.	$36,290,100	4.3%
285,000	Clorox Company (The)	29,699,850	3.5%
425,000	Lowe's Companies, Inc.	29,240,000	3.4%
600,000	Johnson Controls, Inc.	29,004,000	3.4%
700,000	Bank of New York Mellon Corporation (The)	28,399,000	3.3%
1,000,000	Cisco Systems, Inc.	27,815,000	3.3%
675,000	Sysco Corporation	26,790,750	3.1%
590,000	Abbott Laboratories	26,561,800	3.1%
580,000	Microchip Technology, Inc.	26,163,800	3.1%
280,000	Exxon Mobil Corporation	25,886,000	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.7%
Consumer Staples	11.6%
Energy	10.8%
Financials	12.4%
Health Care	8.2%
Industrials	19.7%
Information Technology	11.9%
Warrants	0.7%
Exchange-Traded Funds	0.7%
Money Market Funds, Other Assets in Excess of Liabilities	4.3%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 94.3%	Shares	Market Value
Consumer Discretionary — 19.7%
Auto Components — 3.4%
Johnson Controls, Inc.	600,000	$29,004,000

Household Durables — 2.6%
Tupperware Brands Corporation	350,000	22,050,000

Leisure Products — 2.1%
Hasbro, Inc.	325,000	17,871,750

Specialty Retail — 10.4%
Lowe's Companies, Inc.	425,000	29,240,000
PetSmart, Inc.	150,000	12,194,250
Ross Stores, Inc.	385,000	36,290,100
TJX Companies, Inc. (The)	150,000	10,287,000
		88,011,350
Textiles, Apparel & Luxury Goods — 1.2%
Wolverine World Wide, Inc.	350,000	10,314,500

Consumer Staples — 11.6%
Beverages — 5.0%
Coca-Cola Company (The)	600,000	25,332,000
Diageo plc - ADR	150,000	17,113,500
		42,445,500
Food & Staples Retailing — 3.1%
Sysco Corporation	675,000	26,790,750

Household Products — 3.5%
Clorox Company (The)	285,000	29,699,850

Energy — 10.8%
Energy Equipment & Services — 5.4%
Baker Hughes Incorporated	70,000	3,924,900
Halliburton Company	400,000	15,732,000
Schlumberger Limited	300,000	25,623,000
		45,279,900
Oil, Gas & Consumable Fuels — 5.4%
Exxon Mobil Corporation	280,000	25,886,000
Occidental Petroleum Corporation	250,000	20,152,500
		46,038,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Financials — 12.4%
Banks — 6.1%
BB&T Corporation	425,000	$16,528,250
PNC Financial Services Group, Inc. (The)	155,000	14,140,650
U.S. Bancorp	475,000	21,351,250
		52,020,150
Capital Markets — 6.0%
Bank of New York Mellon Corporation (The)	700,000	28,399,000
Franklin Resources, Inc.	400,000	22,148,000
		50,547,000
Insurance — 0.3%
HCC Insurance Holdings, Inc.	50,000	2,676,000

Health Care — 8.2%
Health Care Equipment & Supplies — 8.2%
Abbott Laboratories	590,000	26,561,800
Covidien plc	250,000	25,570,000
St. Jude Medical, Inc.	265,000	17,232,950
		69,364,750
Industrials — 19.7%
Aerospace & Defense — 2.3%
United Technologies Corporation	170,000	19,550,000

Air Freight & Logistics — 5.4%
C.H. Robinson Worldwide, Inc.	325,000	24,339,250
United Parcel Service, Inc. - Class B	190,000	21,122,300
		45,461,550
Electrical Equipment — 1.6%
Emerson Electric Company	225,000	13,889,250

Industrial Conglomerates — 1.0%
3M Company	50,000	8,216,000

Machinery — 6.4%
Caterpillar, Inc.	250,000	22,882,500
Dover Corporation	225,000	16,137,000
Illinois Tool Works, Inc.	160,000	15,152,000
		54,171,500
Road & Rail — 3.0%
Norfolk Southern Corporation	235,000	25,758,350

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Information Technology — 11.9%
Communications Equipment — 6.3%
Cisco Systems, Inc.	1,000,000	$27,815,000
QUALCOMM, Incorporated	340,000	25,272,200
		53,087,200
Semiconductors & Semiconductor Equipment — 5.6%
Intel Corporation	600,000	21,774,000
Microchip Technology, Inc.	580,000	26,163,800
		47,937,800

Total Common Stocks (Cost $639,932,833)		$800,185,650

WARRANTS — 0.7%	Shares	Market Value
Financials — 0.7%
Banks — 0.7%
PNC Financial Services Group, Inc. (The) * (Cost $3,927,325)	225,000	$5,613,750

EXCHANGE-TRADED FUNDS — 0.7%	Shares	Market Value
iShares Gold Trust * (Cost $8,376,950)	500,000	$5,720,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 4.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $35,723,256)	35,723,256	$35,723,256

Total Investments at Market Value — 99.9% (Cost $687,960,364)		$847,242,656

Other Assets in Excess of Liabilities — 0.1%		852,854

Net Assets — 100.0%		$848,095,510

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Opportunity Fund had a disappointing year in 2014, down 8.0% compared to the benchmark Russell 2000 index up 4.9%. After outperforming the index in the first half of 2014, the Fund significantly lagged the benchmark during the second half of the year, primarily due to the underperformance of energy-related stocks, which are further discussed below. Since inception almost 9 years ago, the Fund has experienced such periods of short-term underperformance, but always recovered. As you know, the Fund is a relatively concentrated portfolio that does not resemble a broadly diversified index such as the Russell 2000 and therefore can experience periods of non-correlated returns. Today, we believe the portfolio is undervalued, and that the Fund holds many securities that are selling at a deep discount to intrinsic value.

The Fund’s 1-year, 5-year and since inception performance figures compared to the benchmark Russell 2000 Index are as follows:

	Average Annual Total Returns For Periods Ended 12/31/14
	1 year	5 years	Since Inception
Ave Maria Opportunity Fund	-8.00%	7.84%	3.78%
Russell 2000 Index	4.89%	15.55%	6.89%

The Fund continues to be managed conservatively, the same way as during its first few years, when it outperformed the benchmark and posted strong absolute results. We have not changed our value-oriented investment style or the low-risk, disciplined approach. We remain confident in the investment process to identify attractive investments for the Fund. When the market or individual issues drop sharply, the knee-jerk reaction for some investors is to sell their equity holdings. As stock prices plunge, buying the bargains has always proven to be the best course of action for long-term investors. History shows that to purchase high-quality companies at discounted prices is unquestionably a wise move.

Holdings that negatively impacted performance in 2014 were primarily energy-related. Among the biggest decliners were offshore drillers Atwood Oceanics, Inc., Ensco PLC, and Rowan Companies. Rosetta Resources, Inc. (oil & gas exploration & production) and Dundee Corporation (asset management) were also weak performers. We began the year with an overweight in the energy sector, based upon the belief that the stocks were undervalued. We did not anticipate the dramatic decline in the price of crude oil late last year and we underestimated the concomitant negative impact on the Fund’s energy holdings. Despite the recent stock price declines, we remain optimistic about investments in this sector. We believe the

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

portfolio companies are well-managed, with strong balance sheets, and due to their low-cost operating models can remain cash flow positive, even if oil prices remain constrained for an extended period of time. In short, we believe the investments in this sector are low-risk, high quality companies, with excellent recovery potential.

On the positive side, several portfolio holdings appreciated substantially during 2014. Issues that had the most positive impact on performance included InterDigital, Inc. (information technology licensing) up 80%, Barnes & Noble, Inc. (retailing) up 75%, StarTek, Inc. (business services) up 45%, Meadowbrook Insurance (specialty insurance) up 44%, and IDT Corporation (communication services) up 31%.

At December 31, 2014 the Fund held the common stocks of 50 companies, with an average market capitalization of $1.4 billion and an average forward P/E of 14x. During the second half of the year, we sold the following holdings from the portfolio as their share prices reached our estimate of intrinsic value: Big Lots, Inc. (discount retailing), DeVry, Inc. (education), Lexmark International, Inc. (printing solutions), Outerwall, Inc. (automated retail kiosks), and Signet Jewelers Ltd. (jewelry retailing). Also eliminated from the Fund due to deteriorating financial condition were Crocs, Inc. (shoe retailing), and EXCO Resources, Inc. (natural gas exploration).

Long-time shareholders are familiar with our contrarian, value-oriented, fundamental-driven, investment philosophy, which translates to purchasing shares of well-managed businesses, when they are out of favor and offer a compelling valuation. This is a time-tested method for producing superior investment results over the long term. Although no guarantee can be made, we believe the risk in the portfolio is low and the upside potential is significant. As frustrating as 2014 was, we’re sticking to our discipline, confident that our investment process is sound and hopeful that 2015 will be a much better year for the Fund.

On December 30, 2014 the Fund paid a $.85 per share long-term capital gains distribution. After the distribution, the Fund ended the year with an NAV of $12.10.

Thank you for being a shareholder in the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager
 January 31, 2015

AVE MARIA OPPORTUNITY FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Opportunity Fund and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2014.

Expense Ratio information as of:	Year Ended 12-31-13 (as disclosed in May 1, 2014 prospectus)	Year Ended 12-31-14
Gross	1.42%*	1.36%
Net	1.27%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA OPPORTUNITY FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
2006(a)	8.3%	4.4%	2.2%
2007	-8.5%	-1.6%	-0.3%
2008	-32.2%	-33.8%	-31.1%
2009	40.8%	27.2%	25.6%
2010	19.2%	26.9%	26.3%
2011	1.3%	-4.2%	1.0%
2012	3.8%	16.4%	16.3%
2013	26.5%	38.8%	41.3%
2014	-8.0%	4.9%	5.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
3 Years	6.5%	19.2%	20.2%
5 Years	7.8%	15.6%	17.3%
Since Inception (b)	3.8%	6.9%	8.1%

(a)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2014.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
6,222	Biglari Holdings, Inc.	$2,485,751	4.9%
70,843	Conrad Industries, Inc.	2,479,505	4.9%
225,000	StarTek, Inc.	2,193,750	4.4%
200,000	Pan American Silver Corporation	1,840,000	3.7%
120,000	Ocwen Financial Corporation	1,812,000	3.6%
60,000	Ensco plc - Class A	1,797,000	3.6%
40,000	Avnet, Inc.	1,720,800	3.4%
50,000	Apollo Education Group, Inc.	1,705,500	3.4%
200,000	Meadowbrook Insurance Group, Inc.	1,692,000	3.4%
75,000	Rosetta Resources, Inc.	1,673,250	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.7%
Energy	15.4%
Financials	19.9%
Health Care	1.0%
Industrials	10.1%
Information Technology	17.9%
Materials	10.2%
Telecommunication Services	1.8%
Money Market Funds, Other Assets in Excess of Liabilities	9.0%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 91.0%	Shares	Market Value
Consumer Discretionary — 14.7%
Diversified Consumer Services — 3.4%
Apollo Education Group, Inc. *	50,000	$1,705,500

Hotels, Restaurants & Leisure — 4.9%
Biglari Holdings, Inc. *	6,222	2,485,751

Specialty Retail — 6.4%
Aaron's, Inc.	27,000	825,390
Barnes & Noble, Inc. *	55,000	1,277,100
Rent-A-Center, Inc.	30,000	1,089,600
		3,192,090
Energy — 15.4%
Energy Equipment & Services — 8.3%
Atwood Oceanics, Inc. *	31,000	879,470
Ensco plc - Class A	60,000	1,797,000
Gulfmark Offshore, Inc. - Class A	10,000	244,200
Patterson-UTI Energy, Inc.	10,000	165,900
Rowan Companies plc - Class A	40,000	932,800
Tidewater, Inc.	5,000	162,050
		4,181,420
Oil, Gas & Consumable Fuels — 7.1%
Approach Resources, Inc. *	20,000	127,800
Cloud Peak Energy, Inc. *	20,000	183,600
Newfield Exploration Company *	20,000	542,400
Rosetta Resources, Inc. *	75,000	1,673,250
SM Energy Company	15,000	578,700
World Fuel Services Corporation	10,000	469,300
		3,575,050
Financials — 19.9%
Banks — 0.3%
CB Financial Services Inc.	6,316	125,688

Capital Markets — 4.5%
Dundee Corporation - Class A *	132,900	1,461,103
Federated Investors, Inc. - Class B	25,000	823,250
		2,284,353
Consumer Finance — 2.8%
EZCORP, Inc. - Class A *	120,000	1,410,000

Diversified Financial Services — 2.1%
Leucadia National Corporation	15,000	336,300
PICO Holdings, Inc. *	37,200	701,220
		1,037,520

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.0% (Continued)	Shares	Market Value
Financials — 19.9% (Continued)
Insurance — 6.2%
Alleghany Corporation *	3,036	$1,407,186
Meadowbrook Insurance Group, Inc.	200,000	1,692,000
		3,099,186
Thrifts & Mortgage Finance — 4.0%
Ocwen Financial Corporation *	120,000	1,812,000
Standard Financial Corporation	10,000	217,500
		2,029,500
Health Care — 1.0%
Health Care Technology — 1.0%
Vocera Communications, Inc. *	50,000	521,000

Industrials — 10.1%
Aerospace & Defense — 0.9%
Cubic Corporation	6,000	315,840
GenCorp, Inc. *	7,000	128,100
		443,940
Commercial Services & Supplies — 0.7%
Hudson Technologies, Inc. *	90,000	339,300

Machinery — 8.5%
Conrad Industries, Inc.	70,843	2,479,505
Lindsay Corporation	10,000	857,400
Titan International, Inc.	90,000	956,700
		4,293,605
Information Technology — 17.9%
Communications Equipment — 2.1%
InterDigital, Inc.	20,000	1,058,000

Electronic Equipment, Instruments & Components — 8.2%
Arrow Electronics, Inc. *	20,000	1,157,800
Avnet, Inc.	40,000	1,720,800
Ingram Micro, Inc. - Class A *	20,000	552,800
Knowles Corporation *	30,000	706,500
		4,137,900
Internet Software & Services — 0.5%
Blucora, Inc. *	20,000	277,000

IT Services — 5.4%
Computer Services, Inc.	13,000	520,325
StarTek, Inc. *	225,000	2,193,750
		2,714,075

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.0% (Continued)	Shares	Market Value
Information Technology — 17.9% (Continued)
Semiconductors & Semiconductor Equipment — 1.7%
Ultratech, Inc. *	45,000	$835,200

Materials — 10.2%
Chemicals — 2.0%
H.B. Fuller Company	15,000	667,950
Intrepid Potash, Inc. *	25,000	347,000
		1,014,950
Metals & Mining — 8.2%
Alamos Gold, Inc.	60,000	427,800
Horsehead Holding Corporation *	80,000	1,266,400
Kinross Gold Corporation *	210,000	592,200
Pan American Silver Corporation	200,000	1,840,000
		4,126,400
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
IDT Corporation - Class B	45,000	913,950

Total Common Stocks (Cost $40,864,709)		$45,801,378

MONEY MARKET FUNDS — 9.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	2,393,443	$2,393,443
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	2,110,239	2,110,239
Total Money Market Funds (Cost $4,503,682)		$4,503,682

Total Investments at Market Value — 100.0% (Cost $45,368,391)		$50,305,060

Other Assets in Excess of Liabilities — 0.0% (b)		7,652

Net Assets — 100.0%		$50,312,712

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

(b)	Percentage rounds to less than 0.1%.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) had a total return of +0.51% for the year ended December 31, 2014. The return for the S&P Global 1200 Index, the Fund’s benchmark, was +5.40%.

Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 4-30-2010 Inception through 12-31-14 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	43.52%	8.04%
S&P Global 1200 Index	59.64%	10.53%

Global investors may well remember 2014 for the relatively strong U.S. economy (which helped bring an end to quantitative easing by the Federal Reserve), weak economies with more central bank easing in Europe and Japan, continued economic softening in China and falling commodity prices globally - led by a plunge in oil prices. From a global perspective, the U.S. was clearly the place to be for equity investing in 2014. Of the seven regional indices that make up the S&P Global 1200 Index, four were negative (Europe, Japan, Australia & Latin America), two were up low single digits (Canada & Asia), while the U.S. based S&P 500 Index was up almost fourteen percent (all indices expressed as total returns in U.S. dollars). As noted earlier, these combined regional returns resulted in the S&P Global 1200 Index being up 5.40% for the year.

The Fund’s return lagged that of the S&P Global 1200 Index in 2014, due in part to currency movement, given that our U.S. based investments all have significant foreign sales. As a result of the strong dollar, translating foreign revenues and profits back into U.S. dollars was a clear negative. From a sector standpoint, the Fund saw positive contributions from its technology, energy and healthcare holdings. The primary drivers of the underperformance were the industrials, materials and consumer discretionary sectors.

Our technology holdings had returns in the mid-teens. Taiwan Semiconductor Manufacturing Company Ltd., a semiconductor foundry, led the way in terms of share gains, while EMC Corporation, and Lenovo Group Ltd. were also notable contributors. In energy, although absolute returns were negative for the year, being under-weight versus the S&P Global 1200 Index helped relative returns. Additionally, our largest energy holding, Schlumberger Limited, an equipment and service company, was down only slightly for the year, outperforming its

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

peers. Health care was the largest positive contributor to the Fund, up well over thirty percent. Here, Covidien plc and Shire plc were both up significantly due primarily to takeover offers that both received (although Shire’s offer was ultimately dropped). Abbott Laboratories was also up nicely, as the company delivered solid results and management continued to reconfigure the company for growth.

The Fund’s industrials, materials and consumer discretionary stocks negatively impacted returns. Within industrials, Fluor Corporation, an engineering and construction firm, was the largest detractor. We continue to believe that this company is well positioned for the long term. In the consumer discretionary sector, Swatch Group AG was down noticeably due to high inventory levels and the perceived threat of Apple’s new iWatch. Finally, falling commodity prices really took a toll on the Fund’s holdings in the materials sector. Most impacted was Australian based mining company, BHP Billiton Ltd. At the current depressed stock price, the dividend, which appears safe, produces a 5.7% current price yield. We like the stock.

Four new positions, all of which complied with the Ave Maria Mutual Funds’ moral screens, were added to the Fund since June 30, 2014: Bridgestone Corporation (Autos, Tires, Trucks), Medtronic, Inc. (Medical Devices), Michelin (Autos, Tires, Trucks), and TE Connectivity Ltd (Electronics). One position was eliminated, Lenovo Group Ltd., in favor of what we believe to be more attractive investment opportunities.

As of December 31, 2014, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	58%	60%
Europe	18%	19%
United Kingdom	4%	8%
Japan	5%	7%
Asia Developed	5%	2%
Asia Emerging	0%	1%
Australasia	1%	3%
Other	1%	—
Cash Equivalents	8%	—

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Most of the Fund’s portfolio companies made meaningful economic progress in 2014, although their share prices didn’t always reflect it for the reasons cited above. However, we believe that owning shares of such world-class companies will produce excellent long-term results. Thank you for your continued interest in the Ave Maria World Equity Fund.

Gregory R. Heilman, CFA	Joseph W. Skornicka, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2014.

Expense Ratio information as of:	Period Ended 12-31-13 (as disclosed in May 1, 2014 prospectus)	Year Ended 12-31-14
Gross	1.56%*	1.50%
Net	1.51%**	1.50%

*	Includes Acquired Fund Fees and Expenses.

**	Includes Acquired Fund Fees and Expenses and recouped Management Fees.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010(a)	12.4%	8.5%
2011	-9.6%	-5.1%
2012	13.8%	16.8%
2013	23.5%	25.8%
2014	0.5%	5.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
3 Years	12.2%	15.7%
Since Inception (b)	8.0%	10.5%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2014.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
12,800	Toyota Motor Corporation - ADR	$1,606,144	3.7%
22,500	St. Jude Medical, Inc.	1,463,175	3.4%
48,000	EMC Corporation	1,427,520	3.4%
26,000	Citigroup, Inc.	1,406,860	3.3%
13,200	Covidien plc	1,350,096	3.2%
58,000	AXA S.A. - ADR	1,327,620	3.1%
15,000	Reinsurance Group of America, Inc.	1,314,300	3.1%
11,000	United Technologies Corporation	1,265,000	3.0%
14,200	Schlumberger Limited	1,212,822	2.8%
54,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,208,520	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	8.8%
Consumer Staples	6.2%
Energy	6.5%
Financials	20.0%
Health Care	13.0%
Industrials	13.2%
Information Technology	14.6%
Materials	9.1%
Exchange-Traded Funds	0.8%
Money Market Funds, Liabilities in Excess of Other Assets	7.8%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS — 91.4%	Shares	Market Value
Consumer Discretionary — 8.8%
Auto Components — 2.6%
Bridgestone Corporation - ADR	39,000	$678,990
Cie Generale des Etablissements Michelin - ADR	24,000	432,960
		1,111,950
Automobiles — 3.7%
Toyota Motor Corporation - ADR	12,800	1,606,144

Hotels, Restaurants & Leisure — 1.0%
McDonald's Corporation	4,500	421,650

Household Durables — 1.2%
Tupperware Brands Corporation	8,000	504,000

Textiles, Apparel & Luxury Goods — 0.3%
Swatch Group AG (The) - ADR	5,500	121,687

Consumer Staples — 6.2%
Beverages — 3.8%
Diageo plc - ADR	6,000	684,540
Heineken N.V. - ADR	27,000	953,910
		1,638,450
Food Products — 2.4%
Mondelēz International, Inc. - Class A	18,000	653,850
Nestlé S.A. - ADR	5,000	364,750
		1,018,600
Energy — 6.5%
Energy Equipment & Services — 3.6%
Schlumberger Limited	14,200	1,212,822
Tidewater, Inc.	10,000	324,100
		1,536,922
Oil, Gas & Consumable Fuels — 2.9%
Canadian Natural Resources Ltd.	25,000	772,000
Exxon Mobil Corporation	5,000	462,250
		1,234,250
Financials — 20.0%
Capital Markets — 3.9%
Credit Suisse Group AG - ADR *	28,000	702,240
Franklin Resources, Inc.	17,500	968,975
		1,671,215
Diversified Financial Services — 5.4%
Citigroup, Inc.	26,000	1,406,860
Western Union Company (The)	50,000	895,500
		2,302,360

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.4% (Continued)	Shares	Market Value
Financials — 20.0% (Continued)
Insurance — 10.7%
ACE Limited	9,500	$1,091,360
AXA S.A. - ADR	58,000	1,327,620
Reinsurance Group of America, Inc.	15,000	1,314,300
Validus Holdings Ltd.	20,000	831,200
		4,564,480
Health Care — 13.0%
Health Care Equipment & Supplies — 10.3%
Abbott Laboratories	25,000	1,125,500
Covidien plc	13,200	1,350,096
Medtronic, Inc.	6,000	433,200
St. Jude Medical, Inc.	22,500	1,463,175
		4,371,971
Pharmaceuticals — 2.7%
Shire plc - ADR	5,500	1,168,970

Industrials — 13.2%
Aerospace & Defense — 3.0%
United Technologies Corporation	11,000	1,265,000

Construction & Engineering — 2.6%
Fluor Corporation	18,600	1,127,718

Industrial Conglomerates — 6.0%
3M Company	3,500	575,120
Koninklijke Philips Electronics N.V.	31,850	923,650
Siemens AG - ADR	9,500	1,064,000
		2,562,770
Road & Rail — 1.6%
Canadian National Railway Company	10,000	689,100

Information Technology — 14.6%
Communications Equipment — 1.9%
QUALCOMM, Incorporated	11,000	817,630

Electronic Equipment, Instruments & Components — 2.7%
TE Connectivity Ltd.	18,000	1,138,500

IT Services — 3.8%
Accenture plc - Class A	7,000	625,170
Teradata Corporation *	23,000	1,004,640
		1,629,810

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.4% (Continued)	Shares	Market Value
Information Technology — 14.6% (Continued)
Semiconductors & Semiconductor Equipment — 2.8%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	54,000	$1,208,520

Technology Hardware, Storage & Peripherals — 3.4%
EMC Corporation	48,000	1,427,520

Materials — 9.1%
Chemicals — 6.1%
FMC Corporation	16,000	912,480
International Flavors & Fragrances, Inc.	11,000	1,114,960
Syngenta AG - ADR	9,000	578,160
		2,605,600
Metals & Mining — 3.0%
BHP Billiton Ltd. - ADR	7,000	331,240
POSCO - ADR	15,000	957,150
		1,288,390

Total Common Stocks (Cost $33,716,667)		$39,033,207

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Market Value
iShares Gold Trust * (Cost $520,564)	30,000	$343,200

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 7.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	2,085,389	$2,085,389
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,224,754	1,224,754
Total Money Market Funds (Cost $3,310,143)		$3,310,143

Total Investments at Market Value — 100.0% (Cost $37,547,374)		$42,686,550

Liabilities in Excess of Other Assets — (0.0%) (b)		(19,596)

Net Assets — 100.0%		$42,666,954

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

(b)	Percentage rounds to greater than (0.1%).

SUMMARY OF COMMON STOCKS BY COUNTRY
December 31, 2014 (Unaudited)

Country	Value	% of Net Assets
United States	$23,376,216	54.8%
Switzerland	2,155,957	5.0%
Japan	2,285,134	5.4%
Netherlands	1,877,560	4.4%
United Kingdom	1,853,510	4.4%
Germany	1,766,240	4.1%
France	1,760,580	4.1%
Canada	1,461,100	3.4%
Taiwan	1,208,520	2.8%
South Korea	957,150	2.2%
Australia	331,240	0.8%
	$39,033,207	91.4%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

In 2014, the Ave Maria Bond Fund (“the Fund”) had a total return of 2.19% vs. 3.13% for the Barclays U.S. Intermediate Government/Credit Index. The yield on the ten-year U.S. Treasury started the year at 3.0% and ended at 2.17%. This decline in interest rates was contrary to nearly every market pundit’s prediction, including ours, of higher interest rates in 2014. We continue to believe that interest rates are mean reverting and will move toward their historic averages. That would result in considerably higher rates than current levels. For that reason, the Fund remains defensively postured, favoring high-quality, short and intermediate fixed-income securities.

During the first quarter of 2014 the economy started off in an unexpectedly slow fashion with real GDP declining by 2.1%. Most of the blame was attributed to the extremely harsh winter. As the year progressed, economic activity picked up with the third quarter, registering a 5.0% increase in real GDP. Inflation has hovered around 1.7% ex-food and energy, and unemployment, which started 2014 at 6.7%, declined steadily throughout the year and now stands at 5.7%. Thankfully, the Federal Reserve (the “Fed”) ended the asset purchase program known as Quantitative Easing (QE) during the fourth quarter and it’s anticipated that they will start raising short-term interest rates in 2015.

With even long-term rates near record lows, the current shape of the yield curve would normally indicate that investors are anticipating an economic slowdown. There are two main theories behind why long-term rates have declined. One is that major economies of Europe and Japan are floundering, causing their central banks to pursue their own programs of quantitative easing, driving their domestic interest rates to very low levels. This makes U.S. Treasuries look appealing on a relative basis. The other explanation is that retiring baby-boomers have been shifting more of their assets to fixed-income securities. As interest rates have declined, they have gone further out the yield curve to compensate for decreasing yields at the shorter end of the curve.

In 2014, the top three performing assets in the Fund were the common stocks of Intel Corporation (integrated circuits), C.H. Robinson Worldwide, Inc. (logistic services), and ConocoPhillips (exploration & production). The Fund’s worst performing assets were the common stocks of Coach, Inc. (luxury leather goods), Tupperware Brands Corporation (consumer products), and Emerson Electric Company (industrial automation controls).

We continued to manage the Ave Maria Bond Fund in a conservative manner and kept our record intact of no down years since the inception of the Fund in 2003. Common stocks, which contributed positively to performance in 2014, continue to play an important role in the Fund. They have acted as a

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

counterweight to the fixed-income assets and hit above their weight in terms of income, contributing more in terms of dividend yield than the average yield-to-maturity on our bonds.

With interest rates having been so low for so long, many investors may have become complacent about interest-rate risk. They might believe that the Fed will continue to set the pace, and do so on a transparent and preannounced basis. History of financial markets suggests that the unexpected is more likely to happen. We have remained mindful of that possibility in managing the Ave Maria Bond Fund.

We appreciate your participation in the Ave Maria Bond Fund.

Richard L. Platte, Jr., CFA	Brandon S. Scheitler
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Barclays U.S.
Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-13 (as disclosed in May 1, 2014 prospectus)	0.64%*
Expense ratio for the year ended 12-31-14	0.54%

*	Includes Acquired Fund Fees and Expenses and recouped Management Fees.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003(a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014 (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	4.3%	2.0%
5 Years	4.6%	3.5%
10 Years	4.5%	4.1%
Since Inception (b)	4.5%	3.9%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2014.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2014 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,435,940	3.0%
5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,358,205	3.0%
5,000,000	U.S. Treasury Notes, 2.125%, due 12/31/15	5,091,015	2.8%
3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	3,078,048	1.7%
3,000,000	U.S. Treasury Notes, 2.125%, due 09/30/21	3,033,750	1.7%
3,000,000	U.S. Treasury Notes, 1.375%, due 11/30/15	3,030,000	1.7%
3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	3,023,673	1.7%
3,000,000	Colgate-Palmolive Company, 2.450%, due 11/15/21	3,002,835	1.7%
2,270,000	VF Corporation, 5.950%, due 11/01/17	2,555,950	1.4%
2,500,000	U.S. Treasury Notes, 2.000%, due 04/30/16	2,552,735	1.4%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	26.6%
U.S. Government Agencies	0.5%

CORPORATE BONDS
Sector
Consumer Discretionary	6.5%
Consumer Staples	6.8%
Energy	2.8%
Financials	6.2%
Health Care	4.7%
Industrials	14.1%
Information Technology	4.9%
Materials	1.3%
Utilities	3.2%

COMMON STOCKS
Sector
Consumer Discretionary	2.0%
Consumer Staples	4.2%
Energy	2.2%
Financials	1.4%
Health Care	1.2%
Industrials	2.5%
Information Technology	3.3%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	5.6%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

U.S. TREASURY OBLIGATIONS — 26.6%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 4.4%
2.500%, due 07/15/16	$2,351,580	$2,451,339
2.625%, due 07/15/17	1,145,690	1,228,215
0.125%, due 04/15/18	2,054,440	2,046,736
1.125%, due 01/15/21	2,170,960	2,255,254
		7,981,544
U.S. Treasury Notes — 22.2%
2.500%, due 04/30/15	3,000,000	3,023,673
1.375%, due 11/30/15	3,000,000	3,030,000
2.125%, due 12/31/15	5,000,000	5,091,015
2.625%, due 02/29/16	3,000,000	3,078,048
2.000%, due 04/30/16	2,500,000	2,552,735
1.000%, due 03/31/17	2,500,000	2,510,547
0.875%, due 04/30/17	2,500,000	2,502,930
0.625%, due 09/30/17	2,500,000	2,473,243
0.750%, due 12/31/17	2,000,000	1,978,906
3.500%, due 02/15/18	5,000,000	5,358,205
3.875%, due 05/15/18	5,000,000	5,435,940
2.125%, due 09/30/21	3,000,000	3,033,750
		40,068,992

Total U.S. Treasury Obligations (Cost $47,963,133)		$48,050,536

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%	Par Value	Market Value
Federal Farm Credit Bank — 0.5%
4.500%, due 01/22/15 (Cost $1,000,338)	$1,000,000	$1,002,405

CORPORATE BONDS — 50.5%	Par Value	Market Value
Consumer Discretionary — 6.5%
Coca-Cola Company (The), 1.650%, due 11/01/18	$1,500,000	$1,500,759
Johnson Controls, Inc., 5.500%, due 01/15/16	1,000,000	1,047,225
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	516,859
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,016,498
Mattel, Inc., 4.350%, due 10/01/20	1,350,000	1,441,916
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,222,586
TJX Companies, Inc. (The), 6.950%, due 04/15/19	1,285,000	1,530,742
VF Corporation, 5.950%, due 11/01/17	2,270,000	2,555,950
		11,832,535

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 50.5% (Continued)	Par Value	Market Value
Consumer Staples — 6.8%
Clorox Company (The), 5.000%, due 01/15/15	$1,000,000	$1,001,197
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,002,835
Hormel Foods Corporation, 4.125%, due 04/15/21	2,000,000	2,182,276
J.M. Smucker Company (The), 3.500%, due 10/15/21	1,000,000	1,042,039
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,201,472
Kimberly-Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,650,236
Kimberly-Clark Corporation, 2.400%, due 03/01/22	1,295,000	1,275,769
		12,355,824
Energy — 2.8%
Apache Corporation, 5.625%, due 01/15/17	1,750,000	1,890,940
Apache Corporation, 1.750%, due 04/15/17	1,500,000	1,498,536
ConocoPhillips, 1.050%, due 12/15/17	1,750,000	1,727,623
		5,117,099
Financials — 6.2%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,532,796
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	1,010,747
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,005,209
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,024,082
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	1,988,994
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,016,770
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,517,270
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,178,363
		11,274,231
Health Care — 4.7%
Amgen, Inc., 3.875%, due 11/15/21	2,108,000	2,227,132
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,029,392
Medtronic, Inc., 2.625%, due 03/15/16	500,000	511,161
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,000,668
Stryker Corporation, 2.000%, due 09/30/16	1,150,000	1,169,364
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,523,365
		8,461,082
Industrials — 14.1%
3M Company, 1.375%, due 09/29/16	1,393,000	1,408,590
3M Company, 1.000%, due 06/26/17	2,000,000	1,996,306
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,798,800
Emerson Electric Company, 4.250%, due 11/15/20	609,000	662,036
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,688,112
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	2,001,080
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,165,833

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 50.5% (Continued)	Par Value	Market Value
Industrials — 14.1% (Continued)
John Deere Capital Corporation, 1.400%, due 03/15/17	$1,700,000	$1,704,624
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,949,272
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	993,168
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	506,172
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,003,799
Ryder System, Inc., 5.850%, due 11/01/16	285,000	307,766
Snap-On, Inc., 6.125%, due 09/01/21	1,000,000	1,183,664
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	750,883
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,025,464
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,673,203
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,685,255
United Technologies Corporation, 5.375%, due 12/15/17	839,000	932,698
		25,436,725
Information Technology — 4.9%
CA, Inc., 5.375%, due 12/01/19	1,000,000	1,106,786
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	503,925
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	509,481
Hewlett-Packard Company, 2.750%, due 01/14/19	1,500,000	1,501,917
International Business Machines Corporation, 2.000%, due 01/05/16	1,410,000	1,430,691
National Semiconductor Corporation, 6.600%, due 06/15/17	1,605,000	1,805,933
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,952,664
		8,811,397
Materials — 1.3%
PPG Industries, Inc., 6.650%, due 03/15/18	207,000	236,706
Praxair Inc., 4.625%, due 03/30/15	2,000,000	2,020,208
		2,256,914
Utilities — 3.2%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,161,950
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	941,657
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,644,808
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,010,408
		5,758,823

Total Corporate Bonds (Cost $91,005,012)		$91,304,630

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 16.8%	Shares	Market Value
Consumer Discretionary — 2.0%
Household Durables — 1.1%
Tupperware Brands Corporation	30,000	$1,890,000

Leisure Products — 0.9%
Hasbro, Inc.	30,000	1,649,700

Consumer Staples — 4.2%
Beverages — 2.1%
Coca-Cola Company (The)	50,000	2,111,000
Diageo plc - ADR	15,000	1,711,350
		3,822,350
Food & Staples Retailing — 0.9%
Sysco Corporation	43,000	1,706,670

Household Products — 1.2%
Clorox Company (The)	20,000	2,084,200

Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Exxon Mobil Corporation	21,000	1,941,450
Occidental Petroleum Corporation	25,000	2,015,250
		3,956,700
Financials — 1.4%
Banks — 1.0%
PNC Financial Services Group, Inc. (The)	19,000	1,733,370

Capital Markets — 0.4%
Bank of New York Mellon Corporation (The)	20,000	811,400

Health Care — 1.2%
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	50,000	2,251,000

Industrials — 2.5%
Air Freight & Logistics — 1.0%
United Parcel Service, Inc. - Class B	17,000	1,889,890

Electrical Equipment — 0.9%
Emerson Electric Company	25,000	1,543,250

Road & Rail — 0.6%
Norfolk Southern Corporation	9,000	986,490

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 16.8% (Continued)	Shares	Market Value
Information Technology — 3.3%
Communications Equipment — 1.2%
Cisco Systems, Inc.	80,000	$2,225,200

Semiconductors & Semiconductor Equipment — 1.0%
Microchip Technology, Inc.	40,000	1,804,400

Software — 1.1%
CA, Inc.	65,000	1,979,250

Total Common Stocks (Cost $25,767,725)		$30,333,870

MONEY MARKET FUNDS — 4.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	8,635,374	$8,635,374
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	207,159	207,159
Total Money Market Funds (Cost $8,842,533)		$8,842,533

Total Investments at Market Value — 99.3% (Cost $174,578,741)		$179,533,974

Other Assets in Excess of Liabilities — 0.7%		1,183,679

Net Assets — 100.0%		$180,717,653

ADR - American Depositary Receipt.

(a) The rate shown is the 7-day effective yield as of December 31, 2014.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$183,733,419	$203,570,203	$687,960,364
At market value (Note 1)	$243,851,888	$304,179,354	$847,242,656
Affiliated investments, at market value (Cost $1,107,092) (Note 5)	3,324,604	—	—
Receivable for capital shares sold	95,700	228,879	2,144,258
Dividends receivable	211,525	234,429	1,548,278
Other assets	22,278	26,064	61,896
TOTAL ASSETS	247,505,995	304,668,726	850,997,088

LIABILITIES
Payable for capital shares redeemed	79,298	60,373	1,140,223
Payable to Adviser (Note 2)	591,655	715,601	1,637,509
Payable to administrator (Note 2)	28,332	34,327	85,651
Other accrued expenses	17,132	18,226	38,195
TOTAL LIABILITIES	716,417	828,527	2,901,578

NET ASSETS	$246,789,578	$303,840,199	$848,095,510

NET ASSETS CONSIST OF:
Paid-in capital	$184,818,895	$203,289,239	$688,813,218
Accumulated net realized losses from security transactions	(365,298)	(58,191)	—
Net unrealized appreciation on investments	62,335,981	100,609,151	159,282,292
NET ASSETS	$246,789,578	$303,840,199	$848,095,510
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,357,465	10,759,413	47,851,072
Net asset value, offering price and redemption price per share (Note 1)	$19.97	$28.24	$17.72

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$45,368,391	$37,547,374	$174,578,741
At market value (Note 1)	$50,305,060	$42,686,550	$179,533,974
Cash	—	1,832	—
Receivable for investment securities sold	2,722,621	—	—
Receivable for capital shares sold	110,317	33,774	251,839
Dividends and interest receivable	79,530	86,122	1,102,087
Other assets	11,349	9,734	18,634
TOTAL ASSETS	53,228,877	42,818,012	180,906,534

LIABILITIES
Payable for investment securities purchased	2,782,453	—	—
Payable for capital shares redeemed	5,541	20,568	13,660
Payable to Adviser (Note 2)	109,019	115,853	139,441
Payable to administrator (Note 2)	5,732	4,960	15,019
Other accrued expenses	13,420	9,677	20,761
TOTAL LIABILITIES	2,916,165	151,058	188,881

NET ASSETS	$50,312,712	$42,666,954	$180,717,653

NET ASSETS CONSIST OF:
Paid-in capital	$45,449,737	$37,527,778	$175,762,303
Undistributed net investment income	—	—	117
Accumulated net realized losses from security transactions	(73,694)	—	—
Net unrealized appreciation on investments	4,936,669	5,139,176	4,955,233
NET ASSETS	$50,312,712	$42,666,954	$180,717,653
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,158,197	3,228,627	16,201,387
Net asset value, offering price and redemption price per share (Note 1)	$12.10	$13.22	$11.15

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2014

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$3,113,950	$3,392,639	$15,619,946

EXPENSES
Investment advisory fees (Note 2)	2,358,924	2,729,867	6,075,134
Administration, accounting and transfer agent fees (Note 2)	335,164	382,500	948,366
Shareholder servicing fees (Note 2)	279,853	319,040	—
Legal and audit fees	43,168	45,704	76,332
Postage and supplies	46,845	56,473	96,799
Registration and filing fees	29,399	33,171	71,753
Trustees’ fees and expenses (Note 2)	34,933	34,933	34,933
Custodian and bank service fees	17,269	19,876	53,712
Compliance service fees and expenses (Note 2)	12,493	14,745	39,861
Insurance expense	10,594	11,474	27,275
Advisory board fees and expenses (Note 2)	9,757	9,757	9,757
Printing of shareholder reports	7,898	9,162	13,998
Other expenses	19,033	18,979	21,648
TOTAL EXPENSES	3,205,330	3,685,681	7,469,568

NET INVESTMENT INCOME (LOSS)	(91,380)	(293,042)	8,150,378

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	21,236,942	40,761,462	58,334,642
Net change in unrealized appreciation/depreciation on investments	(13,670,285)	(19,086,278)	7,646,334
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(424,417)	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,142,240	21,675,184	65,980,976

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,050,860	$21,382,142	$74,131,354

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2014 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$407,586	$767,079	$607,232
Foreign withholding taxes on dividends	(7,670)	(36,078)	—
Interest	—	—	2,122,432
TOTAL INCOME	399,916	731,001	2,729,664

EXPENSES
Investment advisory fees (Note 2)	513,070	425,847 *	519,294	*
Administration, accounting and transfer agent fees (Note 2)	72,923	55,205	166,665
Shareholder servicing fees (Note 2)	—	—	—
Legal and audit fees	32,349	31,783	38,961
Postage and supplies	14,839	9,694	26,552
Registration and filing fees	25,912	25,685	38,914
Trustees’ fees and expenses (Note 2)	34,933	34,933	34,933
Custodian and bank service fees	6,256	4,045	11,698
Compliance service fees and expenses (Note 2)	2,716	2,172	8,449
Insurance expense	2,164	1,584	6,433
Advisory board fees and expenses (Note 2)	9,757	9,757	9,757
Printing of shareholder reports	3,137	2,430	4,947
Other expenses	13,795	9,838	27,162
TOTAL EXPENSES	731,851	612,973	893,765
Less fee reductions by the Adviser (Note 2)	(56,759)	—	—
NET EXPENSES	675,092	612,973	893,765

NET INVESTMENT INCOME (LOSS)	(275,176)	118,028	1,835,899

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,276,555	2,224,009	5,568,721
Net change in unrealized appreciation/depreciation on investments	(7,496,363)	(2,281,690)	(3,717,765)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,219,808)	(57,681)	1,850,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,494,984)	$60,347	$3,686,855

*	Includes $37,631 and $19,343 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively (Note 2).
See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(91,380)	$(50,151)
Net realized gains from security transactions	21,236,942	13,645,029
Net realized gains from in-kind redemptions (Note 1)	—	2,217,896
Net change in unrealized appreciation/depreciation on investments	(13,670,285)	35,292,390
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(424,417)	294,262
Net increase in net assets resulting from operations	7,050,860	51,399,426

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(21,374,871)	(13,593,202)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,163,466	29,976,323
Reinvestment of distributions to shareholders	19,817,002	12,568,399
Payments for shares redeemed	(32,667,873)	(24,649,834)
Net increase in net assets from capital share transactions	14,312,595	17,894,888

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,416)	55,701,112

NET ASSETS
Beginning of year	246,800,994	191,099,882
End of year	$246,789,578	$246,800,994

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,278,659	1,502,325
Shares issued in reinvestment of distributions to shareholders	987,394	595,095
Shares redeemed	(1,543,597)	(1,213,180)
Net increase in shares outstanding	722,456	884,240
Shares outstanding, beginning of year	11,635,009	10,750,769
Shares outstanding, end of year	12,357,465	11,635,009

See notes to financial statements.

AVE MARIA GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(293,042)	$(708,957)
Net realized gains from security transactions	40,761,462	10,866,038
Net change in unrealized appreciation/depreciation on investments	(19,086,278)	55,757,941
Net increase in net assets resulting from operations	21,382,142	65,915,022

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(40,274,946)	(9,031,799)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	45,290,157	66,833,710
Reinvestment of distributions to shareholders	36,776,864	8,286,790
Payments for shares redeemed	(44,466,492)	(45,632,663)
Net increase in net assets from capital share transactions	37,600,529	29,487,837

TOTAL INCREASE IN NET ASSETS	18,707,725	86,371,060

NET ASSETS
Beginning of year	285,132,474	198,761,414
End of year	$303,840,199	$285,132,474

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,501,583	2,493,809
Shares issued in reinvestment of distributions to shareholders	1,290,416	274,943
Shares redeemed	(1,475,858)	(1,709,714)
Net increase in shares outstanding	1,316,141	1,059,038
Shares outstanding, beginning of year	9,443,272	8,384,234
Shares outstanding, end of year	10,759,413	9,443,272

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$8,150,378	$5,673,098
Net realized gains from security transactions	58,334,642	12,208,133
Net change in unrealized appreciation/depreciation on investments	7,646,334	120,534,622
Net increase in net assets resulting from operations	74,131,354	138,415,853

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,148,417)	(5,673,774)
From net realized gains on investments	(58,063,521)	(12,211,020)
Decrease in net assets from distributions to shareholders	(66,211,938)	(17,884,794)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	266,425,413	338,177,149
Reinvestment of distributions to shareholders	59,558,854	16,386,212
Payments for shares redeemed	(195,958,232)	(68,852,912)
Net increase in net assets from capital share transactions	130,026,035	285,710,449

TOTAL INCREASE IN NET ASSETS	137,945,451	406,241,508

NET ASSETS
Beginning of year	710,150,059	303,908,551
End of year	$848,095,510	$710,150,059

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	14,832,004	21,328,062
Shares issued in reinvestment of distributions to shareholders	3,322,588	956,838
Shares redeemed	(10,743,572)	(4,366,681)
Net increase in shares outstanding	7,411,020	17,918,219
Shares outstanding, beginning of year	40,440,052	22,521,833
Shares outstanding, end of year	47,851,072	40,440,052

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(275,176)	$(79,682)
Net realized gains from security transactions	3,276,555	2,055,099
Net change in unrealized appreciation/depreciation on investments	(7,496,363)	8,192,578
Net increase (decrease) in net assets resulting from operations	(4,494,984)	10,167,995

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	(3,320,446)	(1,123,357)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,614,892	12,608,527
Reinvestment of distributions to shareholders	3,026,486	1,019,549
Payments for shares redeemed	(9,218,281)	(7,465,029)
Net increase in net assets from capital share transactions	6,423,097	6,163,047

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,392,333)	15,207,685

NET ASSETS
Beginning of year	51,705,045	36,497,360
End of year	$50,312,712	$51,705,045

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	912,606	977,794
Shares issued in reinvestment of distributions to shareholders	251,161	72,877
Shares redeemed	(678,288)	(584,770)
Net increase in shares outstanding	485,479	465,901
Shares outstanding, beginning of year	3,672,718	3,206,817
Shares outstanding, end of year	4,158,197	3,672,718

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$118,028	$88,098
Net realized gains from security transactions	2,224,009	1,304,333
Net change in unrealized appreciation/depreciation on investments	(2,281,690)	5,350,516
Net increase in net assets resulting from operations	60,347	6,742,947

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(118,182)	(88,197)
From net realized gains on investments	(2,224,115)	(610,855)
Decrease in net assets from distributions to shareholders	(2,342,297)	(699,052)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,535,246	13,380,779
Reinvestment of distributions to shareholders	1,967,470	585,119
Payments for shares redeemed	(8,423,730)	(4,375,713)
Net increase in net assets from capital share transactions	5,078,986	9,590,185

TOTAL INCREASE IN NET ASSETS	2,797,036	15,634,080

NET ASSETS
Beginning of year	39,869,918	24,235,838
End of year	$42,666,954	$39,869,918

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	826,336	1,054,553
Shares issued in reinvestment of distributions to shareholders	147,597	42,277
Shares redeemed	(613,026)	(344,416)
Net increase in shares outstanding	360,907	752,414
Shares outstanding, beginning of year	2,867,720	2,115,306
Shares outstanding, end of year	3,228,627	2,867,720

See notes to financial statements.

AVE MARIA BOND FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$1,835,899	$1,326,826
Net realized gains from security transactions	5,568,721	2,846,592
Net change in unrealized appreciation/depreciation on investments	(3,717,765)	3,614,498
Net increase in net assets resulting from operations	3,686,855	7,787,916

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,835,148)	(1,326,871)
From net realized gains on investments	(5,569,365)	(2,847,211)
Decrease in net assets from distributions to shareholders	(7,404,513)	(4,174,082)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	68,345,003	61,108,576
Reinvestment of distributions to shareholders	6,222,276	3,445,382
Payments for shares redeemed	(39,881,687)	(31,460,772)
Net increase in net assets from capital share transactions	34,685,592	33,093,186

TOTAL INCREASE IN NET ASSETS	30,967,934	36,707,020

NET ASSETS
Beginning of year	149,749,719	113,042,699
End of year	$180,717,653	$149,749,719

ACCUMULATED NET INVESTMENT INCOME	$117	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,978,811	5,383,619
Shares issued in reinvestment of distributions to shareholders	553,992	303,093
Shares redeemed	(3,485,512)	(2,770,598)
Net increase in shares outstanding	3,047,291	2,916,114
Shares outstanding, beginning of year	13,154,096	10,237,982
Shares outstanding, end of year	16,201,387	13,154,096

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of year	$21.21	$17.78		$16.20	$16.42	$13.63

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.00	)(a)	0.06	(0.01)	0.01
Net realized and unrealized gains (losses) on investments	0.63	4.66		2.09	(0.21)	2.79
Total from investment operations	0.62	4.66		2.15	(0.22)	2.80

Less distributions:
From net investment income	—	—		(0.06)	—	(0.01)
From net realized gains on investments	(1.86)	(1.23)		(0.51)	—	—
Total distributions	(1.86)	(1.23)		(0.57)	—	(0.01)

Net asset value at end of year	$19.97	$21.21		$17.78	$16.20	$16.42

Total return (b)	2.9%	26.2%		13.3%	(1.3%)	20.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$246,790	$246,801		$191,100	$180,050	$187,913

Ratio of net expenses to average net assets	1.29%	1.42%		1.48%	1.50%	1.50	%(c)

Ratio of net investment income (loss) to average net assets	(0.04%)	(0.02%)		0.35%	(0.08%)	0.04%

Portfolio turnover rate	31%	29%		25%	29%	33%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51% for the year ended December 31, 2010 (Note 2).

See notes to financial statements.

AVE MARIA GROWTH FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of year	$30.19	$23.71	$20.67	$20.56	$16.26

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.08)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gains on investments	2.33	7.55	3.08	0.17	4.35
Total from investment operations	2.30	7.47	3.04	0.11	4.30

Less distributions:
From net realized gains on investments	(4.25)	(0.99)	—	—	—

Net asset value at end of year	$28.24	$30.19	$23.71	$20.67	$20.56

Total return (a)	7.5%	31.5%	14.7%	0.5%	26.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$303,840	$285,132	$198,761	$162,072	$147,443

Ratio of net expenses to average net assets	1.28%	1.43%	1.50%	1.50%	1.50	%(b)

Ratio of net investment loss to average net assets	(0.10%)	(0.29%)	(0.17%)	(0.29%)	(0.29%)

Portfolio turnover rate	36%	18%	33%	10%	25%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52% for the year ended December 31, 2010 (Note 2).

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of year	$17.56	$13.49	$12.68	$12.51	$10.77

Income from investment operations:
Net investment income	0.18	0.17	0.23	0.18	0.17
Net realized and unrealized gains on investments	1.46	4.38	1.51	0.40	1.74
Total from investment operations	1.64	4.55	1.74	0.58	1.91

Less distributions:
From net investment income	(0.18)	(0.17)	(0.23)	(0.18)	(0.17)
From net realized gains on investments	(1.30)	(0.31)	(0.70)	(0.23)	—
Total distributions	(1.48)	(0.48)	(0.93)	(0.41)	(0.17)

Net asset value at end of year	$17.72	$17.56	$13.49	$12.68	$12.51

Total return (a)	9.3%	33.9%	13.9%	4.6%	17.9%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$848,096	$710,150	$303,909	$223,982	$127,022

Ratio of expenses to average net assets	0.92%	0.97%	0.99%	1.02%	1.06%

Ratio of net investment income to average net assets	1.01%	1.16%	1.75%	1.45%	1.52%

Portfolio turnover rate	29%	14%	37%	22%	34%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of year	$14.08	$11.38	$10.99	$10.85	$9.11

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.02)	0.03	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	(1.06)	3.03	0.39	0.17	1.74
Total from investment operations	(1.13)	3.01	0.42	0.14	1.75

Less distributions:
From net investment income	—	—	(0.03)	—	(0.01)
From net realized gains on investments	(0.85)	(0.31)	—	—	—
Total distributions	(0.85)	(0.31)	(0.03)	—	(0.01)

Net asset value at end of year	$12.10	$14.08	$11.38	$10.99	$10.85

Total return (a)	(8.0%)	26.5%	3.8%	1.3%	19.2%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$50,313	$51,705	$36,497	$33,727	$24,794

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.51%)	(0.18%)	0.25%	(0.32%)	0.07%

Portfolio turnover rate	70%	58%	84%	101%	81%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.36%, 1.40%, 1.43%, 1.48% and 1.79% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively (Note 2).

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$13.90	$11.46	$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	0.04	2.66	1.35	(1.13)	1.24
Total from investment operations	0.08	2.69	1.40	(1.08)	1.24

Less distributions:
From net investment income	(0.04)	(0.03)	(0.05)	(0.05)	—
From net realized gains on investments	(0.72)	(0.22)	—	—	—
Total distributions	(0.76)	(0.25)	(0.05)	(0.05)	—

Net asset value at end of period	$13.22	$13.90	$11.46	$10.11	$11.24

Total return (c)	0.5%	23.5%	13.8%	(9.6%)	12.4	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$42,667	$39,870	$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	1.50%	1.50%	1.50%	1.50	%(f)

Ratio of net investment income to average net assets	0.29%	0.28%	0.46%	0.58%	0.01	%(f)

Portfolio turnover rate	36%	31%	33%	13%	5	%(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.55%, 1.63%, 1.78% and 2.45%(f) for the periods ended December 31, 2013, 2012, 2011 and 2010, respectively (Note 2).

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value at beginning of year	$11.38	$11.04	$10.87		$10.90		$10.48

Income from investment operations:
Net investment income	0.12	0.11	0.18		0.21		0.26
Net realized and unrealized gains on investments	0.12	0.56	0.32		0.15		0.43
Total from investment operations	0.24	0.67	0.50		0.36		0.69

Less distributions:
From net investment income	(0.12)	(0.11)	(0.18)		(0.21)		(0.26)
From net realized gains on investments	(0.35)	(0.22)	(0.15)		(0.18)		(0.01)
Total distributions	(0.47)	(0.33)	(0.33)		(0.39)		(0.27)

Net asset value at end of year	$11.15	$11.38	$11.04		$10.87		$10.90

Total return (a)	2.2%	6.1%	4.6%		3.3%		6.7%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$180,718	$149,750	$113,043		$92,401		$74,606

Ratio of net expenses to average net assets	0.54%	0.70%	0.70	%(b)	0.70	%(b)	0.70	%(b)

Ratio of net investment income to average net assets	1.10%	1.01%	1.64%		1.96%		2.38%

Portfolio turnover rate	21%	17%	21%		27%		24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73% and 0.85% for the years ended December 31, 2012, 2011 and 2010, respectively (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.  Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2014:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$236,469,369	$—	$—	$236,469,369
Warrants	2,994,000	—	—	2,994,000
Exchange-Traded Funds	3,432,000	—	—	3,432,000
Money Market Funds	4,281,123	—	—	4,281,123
Total	$247,176,492	$—	$—	$247,176,492

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$290,861,021	$—	$—	$290,861,021
Money Market Funds	13,318,333	—	—	13,318,333
Total	$304,179,354	$—	$—	$304,179,354

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$800,185,650	$—	$—	$800,185,650
Warrants	5,613,750	—	—	5,613,750
Exchange-Traded Funds	5,720,000	—	—	5,720,000
Money Market Funds	35,723,256	—	—	35,723,256
Total	$847,242,656	$—	$—	$847,242,656

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$45,801,378	$—	$—	$45,801,378
Money Market Funds	4,503,682	—	—	4,503,682
Total	$50,305,060	$—	$—	$50,305,060

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$39,033,207	$—	$—	$39,033,207
Exchange-Traded Funds	343,200	—	—	343,200
Money Market Funds	3,310,143	—	—	3,310,143
Total	$42,686,550	$—	$—	$42,686,550

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$48,050,536	$—	$48,050,536
U.S. Government Agency Obligations	—	1,002,405	—	1,002,405
Corporate Bonds	—	91,304,630	—	91,304,630
Common Stocks	30,333,870	—	—	30,333,870
Money Market Funds	8,842,533	—	—	8,842,533
Total	$39,176,403	$140,357,571	$—	$179,533,974

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2014:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$—	$—	$—	$—	$—	$117
Net unrealized appreciation	61,970,683	100,550,960	159,282,292	4,862,975	5,139,176	4,955,233
Total distributable earnings	$61,970,683	$100,550,960	$159,282,292	$4,862,975	$5,139,176	$4,955,350

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2014:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$70,919,088	$102,930,543	$175,510,049	$8,764,973	$6,666,408	$6,139,204
Gross unrealized depreciation	(8,948,405)	(2,379,583)	(16,227,757)	(3,901,998)	(1,527,232)	(1,183,971)
Net unrealized appreciation	$61,970,683	$100,550,960	$159,282,292	$4,862,975	$5,139,176	$4,955,233
Federal income tax cost	$185,205,809	$203,628,394	$687,960,364	$45,442,085	$37,547,374	$174,578,741

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2014.

During the year ended December 31, 2013, the Ave Maria Catholic Values Fund realized $2,217,896 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

During the year ended December 31, 2014, the Ave Maria Catholic Values Fund reclassified $91,380 of net investment loss and $672 of distributions in excess of net realized gains against paid-in capital; the Ave Maria Growth Fund reclassified $293,042 of net investment loss against net realized gains and $634 of distributions in excess of net realized gains against paid-in capital; the Ave Maria Rising Dividend Fund reclassified $1,961 and $826 of distributions in excess of net realized gains against undistributed net investment income and paid-in capital, respectively; the Ave Maria Opportunity Fund reclassified $275,176 of net investment loss and $349 of distributions in excess of realized gains against paid-in capital; the Ave Maria World Equity Fund reclassified $154 of distributions in excess of net investment income and $106 of distributions in excess of net realized gains against paid-in

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

capital; and the Ave Maria Bond Fund reclassified $634 and $10 of distributions in excess of net realized gains against undistributed net investment income and paid-in capital, respectively.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2014	$—	$21,374,871	$21,374,871
December 31, 2013	$113,755	$13,479,447	$13,593,202
Ave Maria Growth Fund:
December 31, 2014	$1,404,885	$38,870,061	$40,274,946
December 31, 2013	$—	$9,031,799	$9,031,799
Ave Maria Rising Dividend Fund:
December 31, 2014	$8,600,744	$57,611,194	$66,211,938
December 31, 2013	$5,673,774	$12,211,020	$17,884,794
Ave Maria Opportunity Fund:
December 31, 2014	$—	$3,320,446	$3,320,446
December 31, 2013	$—	$1,123,357	$1,123,357

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria World Equity Fund:
December 31, 2014	$118,182	$2,224,115	$2,342,297
December 31, 2013	$88,197	$610,855	$699,052
Ave Maria Bond Fund:
December 31, 2014	$2,203,292	$5,201,221	$7,404,513
December 31, 2013	$1,368,228	$2,805,854	$4,174,082

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.  Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2016 so that: the net expenses of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of the Ave

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. During the year ended December 31, 2014, the Adviser reduced its investment advisory fees by $56,759 with respect to the Ave Maria Opportunity Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2014, the Adviser recouped previous investment advisory fee reductions of $37,631 from the Ave Maria World Equity Fund and $19,343 from the Ave Maria Bond Fund. As of December 31, 2014, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Opportunity Fund	$189,981
Ave Maria World Equity Fund	$46,773

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2015	December 31, 2016	December 31, 2017	Total
Ave Maria Opportunity Fund	$67,326	$65,896	$56,759	$189,981
Ave Maria World Equity Fund	$29,651	$17,122	$—	$46,773

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Prior to October 1, 2014, the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund had a Shareholder Servicing Plan (the “Plan”) which allowed such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund)

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee was limited to an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended December 31, 2014, the total expenses incurred pursuant to the Plan were $279,853 and $319,040 for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, respectively. Effective October 1, 2014, the Board of Trustees terminated the Plan as it relates to the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and, as a result, the Ave Maria Catholic Values Fund and Ave Maria Growth Fund are no longer assessed services fees pursuant to the Plan.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $26,000 (except that such fee is $32,000 for the Lead Independent Trustee and $13,000 for any Independent Trustee Emeritus), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees (except that such fee is $2,375 for any Independent Trustee Emeritus), plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2015, each Independent Trustee will receive from the Trust an annual retainer of $30,000 (except that such fee is $38,000 for the Lead Independent Trustee and $15,000 for any Independent Trustee Emeritus), payable quarterly, and a fee of $5,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,750 for any Independent Trustee Emeritus), plus reimbursement of travel and other expenses incurred in attending meetings.

Each member of the Catholic Advisory Board (“CAB”) receives an annual retainer of $2,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $2,500 (except that such fee is $2,750 for the CAB chairman) for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings.

3.  Investment Transactions

During the year ended December 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$72,311,525	$95,770,826	$299,036,861	$38,804,787	$14,835,053	$54,708,009
Proceeds from sales and maturities of investment securities	$74,032,180	$99,272,943	$214,057,377	$32,252,390	$13,347,426	$25,604,122

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.  Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.  Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Ave Maria Catholic Values Fund owns 5.30% of the outstanding voting shares of Unico American Corporation. Further detail on this holding for the year ended December 31, 2014 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2013 To December 31, 2014
Shares at beginning of year	282,945
Shares at end of year	282,945
Market value at beginning of year	$3,749,021
Change in unrealized appreciation (depreciation)	(424,417)
Market value at end of year	$3,324,604
Net realized gains (losses) during the year	$—
Dividend income earned during the year	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6.  Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of December 31, 2014, the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund had 26.6% and 30.2%, respectively, of the value of their net assets invested in stocks within the consumer discretionary and industrials sector, respectively.

7.  Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no events other than those disclosed in Note 2.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
 Ave Maria World Equity Fund and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the “Funds”), each a series of Schwartz Investment Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets of each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
 February 17, 2015

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
**	John E. Barnds	801 W. Ann Arbor Trail, Plymouth, MI	1932	Trustee Emeritus	Since 2005
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail, Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

**	Effective January 1, 2014, Mr. Barnds moved to “Emeritus” status.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Executive Vice President of Major League Baseball.

Richard L. Platte, Jr., CFA is President of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria Bond Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund.

Robert C. Schwartz, CFP is Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA, IACCP is Vice President and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	1937	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	1947	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	1937	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	1933	Since 2001
Fr. John Riccardo, STL	1062 Church St., Plymouth, MI	1965	Since 2011
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	1957	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	1924	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is CNBC’s Senior Contributor and radio host of the nationally-syndicated “Larry Kudlow Show.”

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, and former U.S. ambassador. He is the George Frederick Jewett Chair (emeritus) in Religion, Philosophy, and Public Policy at the American Enterprise Institute.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2014) and held until the end of the period (December 31, 2014).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Catholic Values Fund
Actual	$1,000.00	$991.20	1.25%	$6.27
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Ave Maria Growth Fund
Actual	$1,000.00	$1,076.80	1.24%	$6.49
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.95	1.24%	$6.31

Ave Maria Rising Dividend Fund
Actual	$1,000.00	$1,023.60	0.91%	$4.64
Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.62	0.91%	$4.63

Ave Maria Opportunity Fund
Actual	$1,000.00	$867.70	1.25%	$5.88
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Ave Maria World Equity Fund
Actual	$1,000.00	$960.20	1.50%	$7.41
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

Ave Maria Bond Fund
Actual	$1,000.00	$1,006.20	0.51%	$2.58
Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.63	0.51%	$2.60

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund and distributions from net realized gains made by the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2014. On December 30, 2014, the Ave Maria Catholic Values Fund declared and paid a long-term capital gain distribution of $1.8565 per share; the Ave Maria Growth Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.1484 and $4.1059 per share, respectively; the Ave Maria Opportunity Fund declared and paid a long-term capital gain distribution of $0.8506 per share; the Ave Maria World Equity Fund declared and paid an ordinary income dividend and a long-term capital gain distribution of $0.0382 and $0.7189 per share, respectively; the Ave Maria Rising Dividend Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0101 and $1.2864 per share, respectively; and the Ave Maria Bond Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0234 and $0.3306 per share, respectively. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1811 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.1243 per share. 100% of the long-term capital gain distributions of $1.8565, $4.1059, $1.2864, $0.8506, $0.7189 and $0.3306 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, and a percentage (100%, 100%, 100%, and 35.24%) of the ordinary income dividends and/or short-term capital gain distributions paid for the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 23.8%. Early in 2015, as required by federal regulations, shareholders received notification of their portion of the Funds’ dividends and distributions paid during the 2014 calendar year.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emeritus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT COUNSEL, INC.

www.schwartzinvest.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $139,230 and $139,230 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,000 and $16,000 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2014 and 2013, aggregate non-audit fees of $16,000 and $16,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2014 and 2013, aggregate non-audit fees of $11,700 and $11,700, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 19, 2015

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	February 19, 2015

* Print the name and title of each signing officer under his or her signature.